File No. 333-[      ]

As filed with the Securities and Exchange Commission on June 18, 2021

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 02549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. [    ]

POST-EFFECTIVE AMENDMENT NO. [    ]

PEAR TREE FUNDS

(Exact Name of Registrant as Specified in Charter)

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Address of Principal Executive Offices and Zip Code)

(781) 259-1144

(Registrant’s Telephone Number, including Area Code)

Willard L. Umphrey

President

PEAR TREE ADVISORS, INC.

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Name and Address of Agent for Service)

Copy to:

John Hunt, Esquire

SULLIVAN & WORCESTER, LLP

One Post Office Square

Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

No filing fee is required because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Title of Securities Being Registered: Ordinary, Institutional, and Class R6 Shares, no par value per share, of Pear Tree Essex Environmental Opportunities Fund, a separate series of the Registrant.

It is proposed that this filing become effective on 30 days after filing date pursuant to Rule 488 under the Securities Act of 1933, as amended.

Unified Series Trust

On behalf of

Essex Environmental Opportunities Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

[1-800-700-9929]

[July 19,] 2021

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Essex Environmental Opportunities Fund (the “Target Fund”), a series of Unified Series Trust (the “Trust”), has been scheduled for [     ], 2021 (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of the Target Fund into the Pear Tree Essex Environmental Opportunities Fund (the “Acquiring Fund”), a newly created series of Pear Tree Funds (the “Acquiring Trust”). The shareholders of the Target Fund are being asked to approve the Reorganization on the terms of the Reorganization Agreement, as proposed. After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on Essex’s (as defined below) recommendation, the Board of Trustees of the Trust (the “Target Fund Board”) has approved the Reorganization and the solicitation of the Target Fund’s shareholders with respect to the Reorganization Agreement.

If the Reorganization Agreement is adopted as proposed, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Target Fund would then liquidate, distributing the Target Fund Shares to its shareholders (collectively, the “Reorganization”). Pear Tree Advisors, Inc., the investment manager to each series of the Acquiring Trust, would similarly serve as the investment manager to the Acquiring Fund. Essex Investment Management Company, LLC (“Essex”), the current investment adviser for the Target Fund, would serve as the investment sub-adviser to the Acquiring Fund and be responsible for day-to-day management of the Acquiring Fund’s portfolio. The investment objective of the Acquiring Fund and the Target Fund are the same and their investment strategies and policies are substantially similar, as further described in the attached Proxy Statement/Prospectus.

At the recommendation of Essex, the Target Fund Board concluded that the Reorganization is in the best interests of the Target Fund and its shareholders. In approving the Reorganization, the Target Fund Board considered, among other things, the terms and conditions of the Reorganization Agreement, a copy of which is appended to the Proxy Statement as Appendix A, that the Funds have identical investment objectives and substantially similar principal investment strategies, the expenses limitation is to be continued at the current level by the Acquiring Fund, that other practical alternatives to the Reorganization included a liquidation of the Target Fund, which would be a taxable event and, as such, potentially entail adverse consequences for shareholders, whereas it is not anticipated that the Reorganization will have any adverse tax consequences for shareholders.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

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Unified Series Trust		Pear Tree Funds
Essex Environmental Opportunities Fund		Pear Tree Essex Environmental Opportunities Fund
Investor Class Shares	→	Ordinary Shares
Institutional Class Shares	→	Institutional Shares

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

The Target Fund Board has approved the proposed Reorganization, subject to approval by the Target Fund’s shareholders. Likewise, the Board of Trustees of the Acquiring Fund has authorized the Reorganization, formation of the Acquiring Fund and approved an investment advisory agreement with Pear Tree to serve as the Acquiring Fund’s investment adviser and a sub-advisory agreement for Essex to serve as sub-adviser to the Acquiring Fund.

If the shareholders of the Target Fund do not approve the Reorganization, the Reorganization will not be implemented, the Target Fund will remain as a series of the Trust and Essex will continue to serve as investment adviser. The Target Fund Board may then consider additional actions as it deems to be in the best interests of the Target Fund and its shareholders.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call [     ]. If you were a shareholder of record of the Target Fund as of the close of business on [June 21], 2021, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting virtually, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or via a virtual meeting at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

More information on the Acquiring Fund, reasons for the proposed Reorganization and benefits to the Target Fund’s shareholders is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization, which is expected to close on or about [____________, 2021].

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we will make an announcement in the manner discussed in these materials.

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Thank you for taking the time to consider this important proposal and for your continuing investment in the Essex Environmental Opportunities Fund.

Sincerely,

David R. Carson
President

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Unified Series Trust

On behalf of

Essex Environmental Opportunities Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

[1-800-700-9929]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [     ], 2021

Unified Series Trust, an Ohio business trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Essex Environmental Opportunities Fund, a series of the Unified Series Trust (the “Target Fund”), on [    ], 2021, virtually at [    ] at [    ] a.m. Eastern time.

At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the proposal below:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to Pear Tree Essex Environmental Opportunities Fund (the “Acquiring Fund”), a newly created series of Pear Tree Funds (“Acquiring Trust”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund (the “Acquiring Fund Shares”, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Target Fund at the close of business on [June 21], 2021, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

While you are, of course, welcome to join us at the Special Meeting virtually, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting.

Voting by proxy will not prevent you from voting your shares virtually at the Special Meeting. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and that offering a virtual only meeting will help to support the health and well-being of our shareholders. Therefore, we have chosen to conduct a virtual meeting rather than an in-person meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or virtually at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

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By Order of the Board of Trustees of Unified Series Trust

Sincerely,

David R. Carson
President

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Unified Series Trust

On behalf of

Essex Environmental Opportunities Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

[1-800-700-9929]

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of Essex Environmental Opportunities Fund (the “Target Fund”), a series of Unified Series Trust (the “Trust”) at the special meeting of the Target Fund’s shareholders (the “Special Meeting”), and a registration statement relating to the offer and sale of shares (the “Acquiring Fund Shares”) of Pear Tree Essex Environmental Opportunities Fund (the “Acquiring Fund”), a new series of Pear Tree Funds (the “Acquiring Trust”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to the Target Fund (the “Reorganization Agreement”) between the Trust and the Acquiring Trust (the form of which is attached as Appendix A). If the Reorganization Agreement is adopted as proposed, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Target Fund would then liquidate, distributing the Target Fund Shares to its shareholders (collectively, the “Reorganization”).

Approval of the shareholders of the Target Fund is needed in order to proceed with the Reorganization. The Special Meeting will be held on [    ], 2021 to consider the proposal. If the shareholders of the Target Fund do not approve the Reorganization, the Reorganization of the Target Fund will not be implemented, the Target Fund will remain in the Trust and Essex Investment Management Company, LLC (“Essex”), the current investment adviser of the Target Fund, will remain as the investment adviser of the Target Fund. The Board of Trustees of the Trust (the “Target Fund Board”) may then consider what further actions, if any, to take as it may deem to be in the best interests of the Target Fund and its shareholders. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Target Fund proposed to be reorganized into the Acquiring Fund?

Answer: Essex, the investment adviser for the Target Fund, believes that there are economies of scale that would inure to the benefit of the Target Fund shareholders, as well as Essex, if the Target Fund were larger. Among other things, the expenses of a larger fund tend to be a smaller percentage of the fund’s assets than the expenses of a smaller fund. Essex believes that Pear Tree may provide the Target Fund with enhanced distribution opportunities. Moreover, while Essex is currently subsidizing the Target Fund, it cannot continue to do so over the long term. Essex also believes that limiting its role as investment sub-adviser to the Acquiring Fund would benefit the shareholders by adding an adviser with additional depth and expertise, allowing Essex to focus solely on efforts of managing the Acquiring Fund’s portfolio and adding Pear Tree’s oversight and enhanced distribution opportunities for the Fund, leading to a potentially larger shareholder base and ultimately economies of scale. As a result, Essex recommended to the Target Fund Board that they approve the Reorganization Agreement. For those reasons and others, the Target Fund Board generally agreed and now recommends that you approve the Reorganization Agreement.

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Question: Who will manage the Acquiring Fund?

Answer: Currently, Essex is the investment adviser to the Target Fund and provides day-to-day portfolio management services to the Target Fund. If the Reorganization is approved, Pear Tree will become the investment adviser to the Acquiring Fund. Essex will become the Acquiring Fund’s investment sub-adviser and the same portfolio managers as for the Target Fund will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio. Because Essex will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the Reorganization, the Reorganization will not change the way your investment assets are managed, although Essex, as sub-adviser, will now be subject to the oversight of Pear Tree, as the investment manager. As investment manager to the Acquiring Fund, Pear Tree will provide investment advisory services to the Acquiring Fund, including the oversight of Essex and monitoring and measuring the Acquiring Fund’s risk and return against appropriate benchmarks and peers.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Target Fund, pursuant to the Reorganization Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The Target Fund will then liquidate by distributing the Acquiring Fund Shares to the Target Fund shareholders. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Target Fund immediately prior to the Reorganization.

If the Reorganization of the Target Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Target Fund share class you currently own:

Target Fund		Acquiring Fund
Investor Class	→	Ordinary Shares
Institutional Class	→	Institutional Shares

If the Reorganization Agreement is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization of the Target Fund is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about [     ], 2021.

Question: Will the Board and Service Providers Change?

Answer: Yes. The Trust and the Acquiring Trust have different boards of trustees and officers. The Trust and Acquiring Trust also have different arrangements for custody, administration, accounting, transfer agency, and distribution services (“Third-Party Service Arrangements”). Third-Party Service Arrangements are provided to the Trust and the Acquiring Trust by the following:

	Trust	Pear Tree
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Pear Tree Advisors, Inc. 55 Old Bedford Road, Suite 202 Lincoln, MA 01773

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UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212
Distributor	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	U.S. Boston Capital Corporation 55 Old Bedford Road, Suite 202 Lincoln, MA 01773
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Pear Tree Institutional Services 55 Old Bedford Road, Suite 202 Lincoln, MA 01773
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 151 N. Franklin Street, Suite 575 Chicago, IL 60606	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian	Huntington National Bank 41 South High Street Columbus, OH 43215	UMB Bank, N.A. 928 Grand Boulevard, 5th Floor Kansas City, MO 64106

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar investment strategies and policies as the Target Fund, as further described in the attached Proxy Statement/Prospectus. In addition, Essex will serve as investment sub-adviser to the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio. As a result, the Acquiring Fund will be managed in substantially the same way as the Target Fund. The primary differences will be (a) the investment adviser to the Acquiring Fund will be Pear Tree rather than Essex, (b) Essex will serve as investment sub-adviser to the Acquiring Fund, (c) the service providers that provide Third-Party Service Arrangements to the Acquiring Fund will be different, (d) the Acquiring Fund will be a series of the Acquiring Trust instead of the Trust, (5) the Acquiring Fund will be governed by different trustees than the Target Fund, and (6) there will be certain differences in fee arrangements, although Pear Tree and Essex have represented that the total annual net operating expenses of the Acquiring Fund are expected to be no higher than the Target Fund and Pear Tree has agreed to maintain the current expense limitations until at least July 31, 2022.

You will receive shares of the Acquiring Fund corresponding in class to your shares of the Target Fund held immediately prior to the Reorganization and equal in aggregate value at the time of the exchange to the aggregate value of those shares of the Target Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund or their shareholders for federal income tax purposes.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer: The Acquiring Fund will pay a higher annual advisory fee rate (0.90%) than the rate currently paid by the Target Fund (0.75%). However, the total operating fees and expenses of the Ordinary Shares are estimated to be 1.57% and the total operating fees and expenses of the Institutional Shares are estimated to be 1.32%, before any expense reimbursements, which are in line with the operating expenses for the Target Fund at current asset levels. Pear Tree will pay a sub-advisory fee to Essex from its own assets. Following the Reorganization, Pear Tree has contractually agreed until at least July 31, 2022 to reimburse such portion of the expenses of the Acquiring Fund attributable to Ordinary Shares and Institutional Shares,

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respectively, such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares and Institutional Shares, excluding (i) acquired fund fees and expenses and (ii) extraordinary expenses, is not greater than 1.24% and 0.99% percent, respectively. The Acquiring Fund will also offer R6 Shares but no R6 Shares will be issued as part of the Reorganization. This fee waiver only may be terminated prior to July 31, 2022 with the approval of the Acquiring Fund Trustees. Pear Tree has the right to recoup from the Acquiring Fund amounts up to the aggregate amount that Essex had waived or reimbursed the Target Fund under an agreement with the Target Fund for the three-year period following each fee waiver or expenses reimbursement. Such recoupments will only be available for three years after the Reorganization, and the aggregate which may potentially be reimbursed is approximately $489,002, but only if such recoupment can be achieved without exceeding the lesser of the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. All amounts recouped by Pear Tree pursuant to the expense reimbursement or fee waiver agreement with respect to the Acquiring Fund will be paid over to Essex. Neither Pear Tree nor Essex has the right to recoup the amount of expenses paid made by Pear Tree in excess of the aggregate amount waived or reimbursed to the Target Fund by Essex. Any expense reimbursement or fee waiver agreement with the Acquiring Fund may not be terminated prior to July 31, 2022 without the consent of the Pear Tree Funds Trustees. The Acquiring Trust will replace the Target Fund’s transfer agent with Pear Tree. Pear Tree, in its capacity as transfer agent to the Acquiring Trust, will waive such portion of the fees that it would otherwise receive for serving as transfer agent until at least [July 31, 2022] such that the transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of Fund attributable to Institutional Shares, rather than 0.16 percent. Furthermore, Pear Tree expects to increase the size of the Fund to generate additional economies of scale. The Pear Tree reductions and reimbursements described above, as well as the increase in assets of the Target Fund since August 31, 2020, contribute to the estimated reduction in Fund operating expenses.

Question: Will there be any changes in the purchase and redemption procedures or investment minimums?

Answer: Although the service providers for the Acquiring Fund are different from the service providers for the Target Fund, they generally operate the same. Shares for both the Target Fund and the Acquiring Fund may be purchased by mail, by phone, by wire, or from your dealer, financial adviser or other financial intermediary. The Target Fund and the Acquiring Fund both allow for redemption requests to be made by mail or telephone as well as payments in the form of check or federal wire transfer. The Acquiring Fund and the Target Fund have different investment minimums.

Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Target Fund will obtain an opinion of counsel regarding the tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Will other parties receive benefits from the Reorganization?

Answer: If shareholders of the Target Fund approve the Reorganization, Pear Tree will replace Essex as investment adviser and Pear Tree will receive investment advisory fees for serving as the investment adviser of the Acquiring Fund. Essex will serve as sub-adviser and provide the day-to-day portfolio management of the Acquiring Fund. Essex will receive fees for serving as investment sub-adviser, which will be paid by Pear Tree out of its assets.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Target Board of Trustees taken?

Answer: After careful consideration and upon recommendation of Essex, the Target Fund Board unanimously approved the Reorganization Agreement. This Proxy Statement/Prospectus authorized the solicitation of proxies on the proposal, and set the Record Date for the Special Meeting.

Question: Who is Okapi Partners LLC?

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Answer: [Okapi Partners LLC] is a third-party proxy vendor that has been engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Pear Tree will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, except if and to the extent that payment of those costs would result in certain adverse tax consequences. Pear Tree will pay the expenses associated with the Reorganization regardless of whether the Reorganization occurs. Neither the Target Fund nor the Acquiring Fund will incur any expenses in connection with the Reorganization.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. You may also vote virtually by attending the Special Meeting on [ ], 2021. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who is eligible to vote?

Answer: Shareholders of record of the Target Fund as of the close of business on [June 21], 2021 (the “Record Date”) are entitled to be present and to vote at the Special Meeting of shareholders or any adjournment thereof. Shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposals presented at the Special Meeting.

Question: How is a quorum for the Meeting established?

Answer: The presence of a majority of the outstanding shares of the Target Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Target Fund. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST the proposal. If a quorum is not present for the Target Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal is not received on behalf of the Target Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Target Fund.

Question: What vote is required to approve the Proposals?

Answer: Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67 percent or more of the voting securities present at the Special Meeting, if more than 50 percent of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50 percent of the outstanding voting securities of the Target Fund.

Question: What will happen if the proposal is not approved by shareholders?

Answer: If sufficient votes are not obtained to approve the proposal, then the Reorganization will not be implemented, the Target Fund will remain in the Trust and Essex will continue to serve as investment adviser. The Target Fund

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Board may then consider additional actions as it deems to be in the best interests of the Target Fund and its shareholders.

Question: Who do I call if I have questions?

Answer: Please call [______] if you have any questions regarding the Reorganization. Representatives are available [Monday through Friday 9:00 a.m. to 7:00 p.m. Eastern time.]

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

[July 19,] 2021

FOR THE REORGANIZATION OF

Essex Environmental Opportunities Fund

a series of Unified Series Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

[1-800-700-9929]

INTO

Pear Tree Essex Environmental Opportunities Fund

a series of Pear Tree Funds

55 Old Bedford Road, Suite 202

Lincoln, MA 01773

[phone number]

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Target Fund Board”) of Unified Series Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Essex Environmental Opportunities Fund, a series of the Trust (the “Target Fund”), to be held virtually at [             ], on [             ], 2021 at [             ] a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the proposal below.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Essex Environmental Opportunities Fund (the “Target Fund”) to Pear Tree Essex Environmental Opportunities Fund (the “Acquiring Fund”), a newly created series of Pear Tree Funds, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, virtually at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the

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Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares virtually at the Special Meeting.

The Target Fund is a series of the Trust, an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) and organized as an Ohio business trust. The Acquiring Fund is a newly created series of the Pear Tree Funds, an open-end management investment company registered with the SEC, and organized as a Massachusetts business trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Target Fund, each dated December 29, 2020;
•	Annual Report to Shareholders of the Target Fund dated August 31, 2020; and
•	Semi-Annual Report to Shareholders of the Target Fund dated February 28, 2021.

The Target Fund’s Prospectus dated December 29, 2020 and Annual Report to Shareholders for the fiscal year ended August 31, 2020, containing audited financial statements, and Semi-Annual Report for the period ended February 28, 2021, containing unaudited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-800-700-9929.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual reports are available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal and before investing. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [July 19], 2021 (the “SAI”), relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The SAI and additional information about the Target Fund and Acquiring Fund have been filed with the SEC and is available upon request and without charge by calling or writing to the Target Fund [c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246] and the Acquiring Fund at 55 Old Bedford Road, Lincoln , MA 01773. The Trust expects that this Proxy Statement will be mailed to shareholders on or about [July 19], 2021.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on [July 19], 2021. This Proxy Statement is available on the Internet at [________]. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call [_________]. Representatives are available Monday through Friday [9:00 a.m. to 7:00 p.m. Eastern Time.]

Date: [July 19,] 2021

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

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Table of Contents

[to be inserted]

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I.	Proposal – To Approve the Agreement and Plan of Reorganization

A.	Overview

Based in part on the recommendation of Essex Investment Management Company, LLC (“Essex”), the investment adviser for the Target Fund, Target Fund Board has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into the Acquiring Fund, a new series of the Pear Tree Funds (the Target Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board considered and approved the Reorganization at a meeting held on May 17-19, 2021, subject to the approval of the Target Fund’s shareholders.

The Target Fund currently operates as a separate series of the Trust. Essex currently is the investment adviser to the Target Fund and provides day-to-day portfolio management services to the Target Fund’s portfolio. Essex has recommended that the Target Fund be reorganized into a series of the Pear Tree Funds. In order to reconstitute the Target Fund into the Pear Tree Funds, a similar corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of the Pear Tree Funds. If shareholders approve the Reorganization of the Target Fund, then all of the assets and liabilities of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into corresponding shares of the Acquiring Fund.

The investment objectives of the Target Fund and the Acquiring Fund are the same, and the strategies and policies are substantially similar, as described in more detail below. After the Reorganization of the Target Fund, Pear Tree Advisors, Inc. (“Pear Tree”) will serve as the Acquiring Fund’s investment adviser and Essex will serve as the Acquiring Fund’s investment sub-adviser with the same portfolio managers as for the Target Fund responsible for day-to-day management.

The Trust and Pear Tree Funds have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third-Party Service Arrangements”) are provided to the Trust and Pear Tree Funds by the following entities:

	Trust	Pear Tree
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Pear Tree Advisors, Inc. 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212
Distributor	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	U.S. Boston Capital Corporation 55 Old Bedford Road, Suite 202 Lincoln, MA 01773
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Pear Tree Institutional Services 55 Old Bedford Road, Suite 202 Lincoln, MA 01773
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 151 N. Franklin Street, Suite 575 Chicago, IL 60606	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian	Huntington National Bank 41 South High Street Columbus, OH 43215	UMB Bank, N.A. 928 Grand Boulevard, 5th Floor Kansas City, MO 64106

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The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by Pear Tree Funds and the Trust of an opinion to such effect from tax counsel to Pear Tree Funds. If the Reorganization so qualifies, the Target Fund and its shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its distribution of the Acquiring Fund’s shares in the Reorganization.

Furthermore, neither the Target Fund nor the Acquiring Fund will pay for the cost of the Reorganization and the Special Meeting. Pear Tree will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Pear Tree and Essex also may solicit proxies, without special compensation, by telephone or otherwise. Pear Tree will pay the expenses associated with the Reorganization regardless of whether the Reorganization occurs.

Essex, the investment adviser for the Target Fund, has recommended the Reorganization for the purpose of allowing Essex to partner with Pear Tree in the management of the Fund (Pear Tree will serve as the investment adviser to the Acquiring Fund and Essex will serve as sub-adviser), and to effectively reorganize the Target Fund from the Trust into a series of the Pear Tree Funds. The investment objective is the same and the investment strategies and policies of the Acquiring Fund and the Target Fund are substantially similar, as further described below. Essex believes that Pear Tree may provide the Fund with enhanced distribution opportunities that may provide the potential to increase the Fund’s assets in the future. The Board has been advised by Pear Tree and Essex that the total annual net operating expenses of the Acquiring Fund are expected to be approximately the same as but no higher than the Target Fund.

Information regarding the Reorganization and the Reorganization Agreement was presented to the Board of the Target Fund, including a majority of the Independent Trustees, prior to and during a meeting held May 17-19, 2021 (the May 2021 meeting). Pear Tree has also responded to all subsequent requests from Unified Series Trust and its Board. At the meeting, representatives of Essex and Pear Tree provided, and the Board reviewed with the assistance of independent legal counsel, detailed information about the Reorganization, the Acquiring Fund and Pear Tree. In particular, the Target Fund Board received due diligence information from Pear Tree, a draft Reorganization Agreement, draft of this N-14 combined proxy statement and prospectus, additional analysis and other information presented by Essex. At the May 2021 meeting, the Board discussed the professional background of the key personnel at Pear Tree and Essex and noted that Essex will be the sub-adviser to the Acquiring Fund. They noted that Essex and Pear Tree will continue with the same investment objective as the Target Fund and substantially similar investment strategies. The Board considered the Reorganization Agreement in particular, as well as representations and assurances made by Essex and Pear Tree, that each will and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the Acquiring Fund due to the Reorganization. The Board evaluated this and all other relevant information that had been provided to it by Pear Tree and Essex, requested and received additional expense reimbursements for the Ordinary and R6 Shares, confirmed that the Target Fund is not paying any expenses of the Reorganization, and after extensive deliberations and discussions with Essex and Pear Tree determined that the Reorganization was in the best interests of the Target Fund and its shareholders and that interests in the Target Fund would not be diluted as a result of the Reorganization.

The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Target Fund. In this regard, the Board considered the following factors, among others:

1. The assets of the Target Fund to be acquired in this Reorganization shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Effective Date, books and records, including books and records maintained by Essex as investment adviser to the Target Fund, and any other property and records owned by the Target Fund on the Effective Date (collectively, the “Assets”);

2. The liabilities of the Target Fund to be acquired in this Reorganization shall consist of all stated liabilities of the Target Fund on the Effective Date (e.g., reflected on financial statements and disclosed to Pear Tree);

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3. Pear Tree will provide expense limitation agreements and current expense caps for all share classes of the Acquiring Fund;

4. Pear Tree (but not the Funds), will bear the costs of Reorganization; Pear Tree has agreed to pay all costs of the Reorganization and shareholder proxies to effect this Reorganization.

5. After the Reorganization, shareholders will be invested in the Acquiring Fund with the same investment objective and substantially similar investment strategies;

6. The Reorganization will allow shareholders to maintain their investment in an open-end mutual fund;

7. Pear Tree is committing to continuing the principal investment strategy of the Target Fund, the Reorganization is intended to be a tax-free reorganization for shareholders, and Essex intends to continue managing the Acquiring Fund in its capacity as sub-adviser to the Acquiring Fund;

8. The management fee for the Acquiring Fund is expected to increase (from 0.75% of the daily average net assets to 0.90%); however, Pear Tree represented that the gross operating expenses of the Acquiring Fund are not expected to increase (1.57% for the Ordinary Shares and 1.32% for the Institutional Shares) and Pear Tree has also agreed to cap overall net expenses for each share class of the Acquiring Fund (excluding acquired fund fees and expenses and extraordinary expenses) at the same level (1.24% and 0.99%, for Ordinary Shares and Institutional Shares, respectively), as the corresponding share classes of the Target Fund, at least until July 31, 2022;

9. Essex seeks to continue its right to recapture any prior fee waivers of expenses reimbursements to which Essex is entitled under expense limitation agreements with respect to the Target Fund and of the Reorganization Date, if such amounts can be recaptured within the three years from the date of any particular fee waiver or expense reimbursement. and recapture can be made while maintaining the expenses cap in place at the time of the waiver/reimbursement and at the time of recapture. Any such amounts recaptured will be paid to Pear Tree under its expense limitation agreement with the Acquiring Fund and Pear Tree will provide the recapture to Essex. The Board considered this as a continuation of existing recapture rights, which amounts would be the same if the Reorganization did not occur. Furthermore, they noted that the Acquiring Fund’s expense limitation agreements with Pear Tree do not include additional recapture provisions, such that there will not be any further amounts that are available for recapture after the Reorganization.

10. Pear Tree has the ability to provide high quality services to the Fund as well and has resources available to grow and scale Fund operations, so that the shareholders may potentially benefit from economies of scale; and

11. Essex and Pear Tree have made certain representations to ensure that the Acquiring Fund is not unduly burdened, in accordance with Section 15(f) of the 1940 Act.

12. The Board considered the fact that the Pear Tree Funds will comply with the Board composition requirement in Section 15(f) of the 1940 Act.

In considering the Reorganization and approving the Reorganization Agreement at the recommendation of Essex, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration. The Board was provided information and discussed in detail the advisory fees and expenses of the Acquiring Fund and any compensation to be paid by Pear Tree to Essex or its affiliates, under the sub-advisory agreement and potential recaptured under the expense limitation agreement. Based on such review, including an evaluation of the information presented to them, the Board (on behalf of the Target Fund), including all of the Independent Trustees, considering its fiduciary duties and in the exercise of its business judgment, concluded that (i) the Reorganization would be in the best interests of the Target Fund and its shareholders, and (ii) the interests of existing shareholders in the Target Fund would not be diluted as a result of the Reorganization. Accordingly, at the recommendation of Essex, and subject to shareholder approval and certain approvals by the Acquiring Fund Board which have subsequently been satisfied, the Board approved the Reorganization.

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Based on Essex’s recommendation, Target Fund Board approved the solicitation of the shareholders of the Target Fund to vote on the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Table and Example

The following shows the actual fees and expenses for the Target Fund based on the Target Fund’s assets as of its fiscal year ended August 31, 2020 as well as the pro-forma expenses of the Acquiring Fund following the Reorganization. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the “Other Expenses” shown for the Acquiring Fund are estimates.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Target Fund Institutional Class	Acquiring Fund Institutional Shares
Management Fees	0.75%	0.90%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses[1]	1.66%	0.40%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%
Total Annual Fund Operating Expenses	2.43%	1.32%
Fee Waiver and/or Expense Reimbursement	(1.42)%[3]	(0.31	)%4.5
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.01%	1.01%

[1]	“Other Expenses” have been estimated for the Acquiring Fund assuming $50 million in Fund net assets. Other Expenses for the Target Fund reflect the information in its most recent prospectus and are based upon actual net assets of $13 million as of August 31, 2020.

[2]	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Funds in connection with its investments in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in a Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

[3]	Essex has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and

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commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by Target Fund Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% through December 31, 2021. This expense cap may not be terminated prior to this date except by Target Fund Board. Each waiver/expense payment by the adviser is subject to recoupment by the adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

[4]	Pear Tree, in its capacity as transfer agent to the Acquiring Trust, will waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with the Trust such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of Fund attributable to Institutional Shares. This fee waiver does not apply to Ordinary Shares or R6 Shares.

[5]	Pear Tree has contractually agreed until [July 31, 2022] to reimburse such portion of the expenses of Acquiring Fund attributable to Institutional Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Institutional Shares, excluding AFFE and extraordinary expenses, is not greater than 0.99 percent of Acquiring Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Acquiring Fund Trustees. Pear Tree has the right to recoup from Acquiring Fund amounts up to the aggregate amount that Essex had waived or reimbursed the Target Fund under an agreement with the Target Fund for the three-year period ending after the specific fee waiver or reimbursement. Three years after the Reorganization, all recapture rights will have expired and the aggregate amount potentially available for recapture is approximately $489,002, but only if such recoupment can be achieved without exceeding the lesser of the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. All amounts recouped by Pear Tree pursuant to the expense reimbursement or fee waiver agreement with respect to Acquiring Fund will be paid over to Essex. Neither Pear Tree nor Essex has the right to recoup the amount of expenses paid or waivers made by Pear Tree in excess of the aggregate amount waived or reimbursed to the Target Fund by Essex. This expense reimbursement or fee waiver agreement may not be terminated without the consent of the Acquiring Fund Trustees.

	Target Fund Investor Class	Acquiring Fund Ordinary Shares
Management Fees	0.75%	0.90%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses[1]	1.66%	0.40%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%
Total Annual Fund Operating Expenses	2.68%	1.57%
Fee Waiver and/or Expense Reimbursement	(1.42)%[3]	(0.31)%[4]
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.26%	1.26%

[1]	“Other Expenses” have been estimated for the Acquiring Fund assuming $50 million in Fund net assets. Other Expenses for the Target Fund reflect the information in its most recent prospectus and are based upon actual net assets of $13 million as of August 31, 2020.

[2]	Target Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Funds in connection with its investments in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in a Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

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[3]	Essex contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by Target Fund Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% through December 31, 2021. This expense cap may not be terminated prior to this date except by Target Fund Board. Each waiver/expense payment by the adviser is subject to recoupment by the adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

[4]	Pear Tree has contractually agreed until [July 31, 2022] to reimburse such portion of the expenses of Acquiring Fund attributable to Ordinary Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, excluding AFFE and extraordinary expenses, is not greater than 1.24 percent of Acquiring Fund’s net assets attributable to Ordinary Shares. This fee waiver only may be terminated with the approval of the Acquiring Fund Trustees. Pear Tree has the right to recoup from Acquiring Fund amounts up to the aggregate amount that Essex had waived or reimbursed the Target Fund under an agreement with the Target Fund for the three-year period after the date of any particular fee waiver or expense reimbursement. All rights to recoupment shall expire three years after the Reorganization, and the total which may be available for recoupment is approximately $489,002, but only if such recoupment can be achieved without exceeding the lesser of the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. All amounts recouped by Pear Tree pursuant to the expense reimbursement or fee waiver agreement with respect to the Acquiring Fund will be paid over to Essex. Neither Pear Tree nor Essex has the right to recoup the amount of expenses paid or waivers made by Pear Tree in excess of the aggregate amount waived or reimbursed to the Target Fund by Essex. This expense reimbursement or fee waiver agreement may not be terminated without the consent of the Acquiring Fund Trustees.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	1 year	3 year	5 year	10 year
Target Fund - Institutional Class	$103	$621	$1,167	$2,658
Acquiring Fund – Institutional Shares	$103	$388	$694	$1,563
Target Fund - Investor Class	$128	$697	$1,293	$2,908
Acquiring Fund – Ordinary Shares	$128	$465	$826	$1,841

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The investment objectives of the Target Fund and the Acquiring Fund are the same. The principal strategies and risks and the investment limitations and restrictions of the Target Fund and the Acquiring Fund are substantially similar. Each

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Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objectives of the Target Fund and the Acquiring Fund are identical. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Fund	Investment Objective
Target Fund and Acquiring Fund	Long-term capital appreciation

Comparison of Principal Investment Strategies

The principal investment strategies of the Target Fund are substantially similar to the principal investment strategies of the Acquiring Fund. Each Fund seeks to achieve its investment objective by using the following strategies.

Target Fund	Acquiring Fund

The Fund seeks to achieve its investment objective by investing globally in equity securities of companies that Essex Investment Management Company, LLC (“Essex”) believes provide leading clean and new energy technologies, and other solutions that enable sustainability. Essex uses its proprietary Global Environmental Opportunities Strategy (GEOS) to identify companies that are pursuing natural resource optimization and are engaged in finding energy efficiency solutions, lessening dependence on fossil fuels and limiting greenhouse gasses. The Fund invests in companies across all market capitalizations.

Under normal circumstances, the Fund invests at least 80% of its net assets in companies identified by Essex’s GEOS strategy that are engaged in at least one of the following nine “environmental investment themes”: 1) Agricultural Productivity & Clean Fuels; 2) Clean Technology & Efficiency; 3) Efficient Transport; 4) Environmental Finance; 5) Power Technology; 6) Power Merchants & Generation; 7) Renewable Energy; 8) Low Carbon Commerce; and 9) Water. These themes are described more fully in the “Additional Information About the Fund’s Principal Strategies and Related Risks”.

Essex focuses the Fund’s investments in companies that it identifies (using its GEOS strategy) that have strong growth potential. The Adviser actively follows approximately 100 stocks out of a universe of approximately 600 eligible stocks. Eligible stocks have a market capitalization of at least $100 million and generate at least 25% of revenues from one or more of the GEOS “environmental investment themes.” In addition to the Adviser’s environmental assessment, the Adviser ranks the universe of stocks according to a number of factors including but not limited to 1) growth in revenues,

Under normal market conditions, Environmental Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of clean/new-tech companies. A clean/new-tech company is a company that the fund’s sub-adviser believes provides leading clean/new energy technologies and other solutions that enable sustainability. Environmental Opportunities Fund invests in companies across all market capitalizations, although it expects most to be small- and mid-cap companies (i.e., at the time of investment, a market capitalization at least $100 million and less than $10 billion). Equity securities in which Environmental Opportunities Fund may invest include common stocks and preferred stocks, as well as equity securities of foreign companies, either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

In managing Environmental Opportunities Fund’s portfolio, its sub-adviser uses its proprietary Global Environmental Opportunities Strategy (“GEOS”) to identify companies with a strong growth potential that are pursuing natural resource optimization and are engaged in finding energy efficiency solutions, lessening dependence on fossil fuels and limiting greenhouse gasses. GEOS focuses on approximately 100 issuers out of a universe of approximately 700 eligible issuers, each of which generate at least 25 percent of its revenues from one or more of nine “environmental investment themes”: Agricultural Productivity & Clean Fuels; Clean Technology & Efficiency; Efficient Transport; Environmental Finance; Power Technology; Power Merchants & Generation; Renewable Energy; Low Carbon Commerce; and Water. In addition to its environmental assessment, the

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earnings and free cash flow; 2) valuation; 3) balance sheet strength; and 4) capital efficiency. The Adviser also attempts to diversify the portfolio across geographies, industries, and environmental themes. The Fund will typically hold 35-45 stocks at any given time.

Equity securities in which the Fund may invest include common stocks and preferred stocks. The Fund may invest in foreign companies either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

sub-adviser ranks the universe of stocks according to a number of factors, including growth in revenues, earnings and free cash flow, valuation, balance sheet strength, and capital efficiency. The sub-adviser also attempts to diversify the portfolio across geographies, industries, and environmental themes. Environmental Opportunities Fund will typically hold at any given time securities of between 35 and 75 issuers.

Environmental Opportunities Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Environmental Opportunities Fund ’s returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

Environmental Opportunities Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Target Fund and the Acquiring Fund, which are set forth in the following table. Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and substantially similar investment strategies.

The risks of the Funds are described in their respective prospectuses as follows:

Target Fund	Acquiring Fund
Market and Geopolitical Risk. Market risk includes the possibility that the Fund’s investments will decline in value because of a downturn in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global	Market, Industry and Specific Holdings. The share price of Environmental Opportunities Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which Environmental Opportunities Fund has significant holdings, or weaknesses associated with one or more specific companies in which Environmental Opportunities Fund may have substantial investments.

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events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.

Risks Associated with Markets Generally, Specific Industries and Specific Holdings. The share price of a Pear Tree Fund may fall because of weakness in and external shocks to the stock markets (such as the recent COVID pandemic), generally, weakness with respect to a particular industry in which the Pear Tree Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Pear Tree Fund may have substantial investments. Each Pear Tree Fund’s investments also may fluctuate significantly in value over short periods of time, causing the Pear Tree Fund’s share price to be volatile.

Growth Style Risk. Growth stocks may trade at a higher multiple of current earnings than other stocks, and the prices of growth stocks may be more sensitive to changes in current and expected earnings than the values of other stocks. Growth stocks may fall out of favor with investors and underperform value stocks during given periods.

Growth Stock Investing. The growth investment style periodically comes into and falls out of favor with investors. Growth stocks generally are more volatile than the overall stock market.

Management Risk. The Fund is actively managed and is thus subject to management risk. The Adviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

Active Management Risk. The Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of Environmental Opportunities Fund’s investments may prove to be incorrect.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

See Market, Industry and Specific Holdings Risk above
Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.	Sector Concentration Risk. Environmental Opportunities Fund focuses its investments on a particular economic sector, clean/new-tech companies. Clean-tech companies may be adversely impacted by decreases in political support, government spending, public interest, withdrawal or non-renewal of tax credits, changes in legislation and by disruptive technologies. The fund’s performance relative to the market also may be impacted by whether the clean/new-tech sector is out of favor by investors. Similarly, the fund’s exclusion of

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investments in companies other than clean tech may adversely affect the fund’s relative performance at times when those other types of investments are performing well.

Small and Medium Cap Company Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Mid- and Small-Capitalization Securities. Securities issued by mid- and small-cap companies tend to be more volatile than, and they typically present greater risks, than securities of larger companies. As a result, the performance of Environmental Opportunities Fund may be more volatile than a fund that invests only in large-cap stocks.

Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could prevent the Fund from selling a foreign security at an advantageous time or price.

●   Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

Foreign Securities. Environmental Opportunities Fund’s investments in or exposure to foreign securities (including ADRs and GDRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Thematic Risk. Because the Adviser’s GEOS criteria exclude securities of certain issuers for non-financial reasons, the Fund may forego some market opportunities available to funds that do not follow the environmental themes inherent in the GEOS strategy. Companies meeting the Fund’s environmental theme guidelines may be out of favor	No corresponding risk

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in particular market cycles and perform less well than the market as a whole. Companies meeting the Fund’s environmental theme guidelines may be thinly capitalized, dependent on government subsidies, or engaged in the development of new technologies, such that they may face a greater risk of business failure.

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

No corresponding risk
No corresponding risk

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Environmental Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Environmental Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

No corresponding risk	Derivatives. Environmental Opportunities Fund’s investments in options are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the option may not increase or decrease as expected.

D.	Comparison of Investment Restrictions

The fundamental limitations of the Target Fund and the Acquiring Fund are set forth in the following table. The fundamental limitations of the Target Fund and the Acquiring Fund are substantially similar.

Policy	Target Fund	Acquiring Fund
Borrowing Money.	The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300 percent for all borrowings of Environmental Opportunities Fund ; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5 percent of Environmental Opportunities Fund ’s total assets at the time when the borrowing is made. This limitation does not preclude Environmental Opportunities Fund from entering into reverse repurchase transactions, provided that Environmental Opportunities Fund has an asset coverage of 300 percent for all borrowings and repurchase commitments of Environmental Opportunities Fund pursuant to reverse repurchase transactions.

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Senior Securities.	The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by Environmental Opportunities Fund, provided that Environmental Opportunities Fund ’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting.	The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), Environmental Opportunities Fund may be deemed an underwriter under certain federal securities laws.

Real Estate.	The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude Environmental Opportunities Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Commodities.	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude Environmental Opportunities Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans.	The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an

Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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issue of publicly distributed bonds, debentures or other securities.
Concentration.	The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Invest 25 percent or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

E.	Comparison of Investment Advisory Agreements and Investment Sub-Advisory Agreement

Investment Advisory Agreements

Target Fund

Essex has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.

For its advisory services, the Adviser is paid a fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by Target Fund Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% of the Fund’s average daily net assets. The contractual agreement is in effect through December 31, 2021. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2020, the Adviser may seek recoupment from the Fund of investment advisory fees waived and expenses reimbursed in the amounts of $201,573 no later than August 31, 2021, $189,034 no later than August 31, 2022, and $195,335 no later than August 31, 2023.

A discussion of the factors that Target Fund Board considered in approving the Fund’s management agreement is included in the Fund’s annual report to shareholders for the period ended August 31, 2020.

The following table sets forth the advisory fees paid by the Fund to the Adviser during the last fiscal year.

Fiscal Year Ended	Advisory Fees Accrued	Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
August 31, 2018	$43,083	$(201,573)	$0
August 31, 2019	$48,208	$(189,034)	$0

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August 31, 2020	$103,146	$(195,335)	$0

Acquiring Fund

Under the terms of the management agreement (the “Management Contract”), Pear Tree may, subject to the approval of the Trustees, manage the Acquiring Fund itself or select a sub-adviser to manage the Fund. In the latter case, Pear Tree monitors the Essex’s investment program and results, reviews brokerage matters, oversees compliance by the Acquiring Fund with various federal and state statutes and the Acquiring Fund’s own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, Pear Tree also provides the Acquiring Fund with office space, office equipment, and personnel necessary to operate and administer the Acquiring Fund’s business, and it provides general management and administrative services to the Acquiring Fund, including overall supervisory responsibility for the management and investment of the Acquiring Fund’s securities portfolios and for the provision of services by third parties such as the Acquiring Fund’s custodian.

After its initial two-year term, the Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of Pear Tree or the Acquiring Fund, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of Acquiring Fund. The Management Contract automatically terminates on assignment and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Acquiring Fund pays all expenses not assumed by Pear Tree, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the Acquiring Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Acquiring Fund’s shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments.

Pear Tree Funds expenses generally are allocated among and charged to the assets of its respective series, and then further allocated between the classes of each series thereof in accordance with the Pear Tree Funds Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”). Allocations for most expenses are based on the relative net assets of each Pear Tree Funds series and its respective share class. Certain expenses attributable to a specific series of the Pear Tree Funds or a specific class of shares are allocated to that Pear Tree Funds series and class. In addition, the Trustees approve fee waivers and expense reimbursements for certain costs associated with providing regulatory and compliance services to the Pear Tree Funds. The Pear Tree Funds is also responsible for such non-recurring expenses as may arise, including litigation in which the Pear Tree Funds’ series may be a party, and other expenses as determined by the Trustees. The Pear Tree Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Pear Tree Funds and Pear Tree have received an exemptive order from the SEC that permits Pear Tree, subject to certain conditions, to enter into or amend an agreement with a sub-adviser (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, Pear Tree may employ a new sub-adviser for the Acquiring Fund, change the terms of the Advisory Contract, or enter into new Advisory Contracts with an unaffiliated sub-adviser. Pear Tree retains ultimate responsibility to oversee the sub-advisers and to recommend their hiring, termination, and replacement. Shareholders of Acquiring Fund continue to have the right to terminate the Advisory Contract applicable to Acquiring Fund at any time by a vote of the majority of the outstanding voting securities of the Acquiring Fund. Shareholders will be notified of any sub-adviser changes or other material amendments to an Advisory Contract that occurs under these arrangements.

As compensation for services rendered, the Acquiring Fund pays Pear Tree a monthly management fee at the annual rate of 0.90 percent of the average daily net assets.

A discussion regarding the basis for the Trustees’ approval of the Management Contract and the Advisory Contract

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relating to the Acquiring Fund will be included in the Pear Tree Fund’s semi-annual report to shareholders for the period ended September 30. You can request the Pear Tree Fund’s most recent annual and semi-annual reports free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting an Acquiring Fund representative at 1-800-326-2151. The reports are also available, free of charge, on www.peartreefunds.com.

Pear Tree has contractually agreed until [July 31, 2022] to reimburse such portion of the expenses of Acquiring Fund such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Institutional Shares and Ordinary Shares, excluding AFFE and extraordinary expenses, is not greater than 0.99 percent of Acquiring Fund’s net assets attributable to Institutional Shares and 1.24 percent with respect to net assets attributable to Ordinary Shares. The Acquiring Fund will also offer R6 Shares, but no R6 Shares will be issued as part of the Reorganization. This expense reimbursement or fee waiver agreement may not be terminated without the consent of the Pear Tree Funds Trustees.

Pear Tree has the right to recoup from the Acquiring Fund any amount that had been waived by or reimbursed to the Target Fund by Essex within the three years from the date of any particular fee waiver or expense reimbursement, but only if such recoupment can be achieved without exceeding the lesser of the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. All amounts recouped by Pear Tree pursuant to the expense reimbursement or fee waiver agreement with respect to the Acquiring Fund will be paid over to Essex. As of May 31, 2021, the aggregate amount of fees waived/expenses reimbursed by Essex to the Target Fund that Pear Tree potentially could recoup and pay to Essex is $489,002. Neither Pear Tree nor Essex has the right to recoup other amounts of expenses paid or waivers made by Pear Tree on or after the date of the Reorganization.

Essex will serve as investment sub-adviser to the Acquiring Fund. Pear Tree has an Advisory Contract relating to the Acquiring Fund with Essex. Pursuant to the Advisory Contract, Essex will furnish an investment program for the Acquiring Fund, makes investment decisions on behalf of the Acquiring Fund, place all orders for the purchase and sale of portfolio investments for the Acquiring Fund’s account with brokers or dealers as selected by Essex and may perform certain limited, related administrative functions in connection therewith.

The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of Essex, Pear Tree or the Acquiring Fund, or any principal underwriter of the Pear Tree Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Acquiring Fund. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Acquiring Fund, or by Pear Tree on not less than 30 days’ written notice or more than 60 days’ written notice or by Essex on not less than 30 days’ or more than 60 days’ written notice. The Advisory Contract may be amended without a vote of the shareholders of the Acquiring Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Pear Tree Funds and Pear Tree terminates generally or terminates with respect to Acquiring Fund.

The Advisory Contract provides that Essex shall not be subject to any liability to the Acquiring Fund or to Pear Tree or to any shareholder of the Acquiring Fund for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Essex.

For services rendered, Pear Tree will pay Essex with respect to the Acquiring Fund a fee based on a percentage of the average daily total net assets of the Acquiring Fund.

The contractually stated fees to be paid by Pear Tree to Essex is 0.38%.

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F.	Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures

Distribution and Shareholder Servicing

Target Fund	Acquiring Fund

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best-efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The Trust, with respect to the Fund, has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of Target Fund Board, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement. The Plan was approved by Target Fund Board at an in-person meeting on August 7, 2017. The Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of Target Fund Board, including a majority vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal

U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of Pear Tree by virtue of being under common ownership with Pear Tree. The Distributor acts as the principal distributor of the Pear Tree Funds’ shares pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific number of shares of the Pear Tree Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Pear Tree Funds.

Acquiring Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Acquiring Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Acquiring Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Acquiring Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Acquiring Fund pays the Distributor a monthly fee at the annual rate of 0.25 percent of the average daily net asset value of the Acquiring Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.

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services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Acquiring Fund and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to Acquiring Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Acquiring Fund. All material amendments to the 12b-1 Plan as they relate to Acquiring Fund must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Acquiring Fund. The Trustees review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.

Purchase, Redemption and Valuation Procedures

The following table highlights the purchase and redemption policies of the Target Fund compared to those of the Acquiring Fund. Additional information regarding the pricing, purchase and redemption of the Acquiring Fund’s shares is included in Appendix B.

	Target Fund	Acquiring Fund
Purchase of Shares

Minimum initial investment for Investor Class shares is $2,000. Minimum initial investment for Institutional Class shares is $10,000. There is no minimum for subsequent investments.

Initial purchases may be made by mail, wire or by depositing securities.

The Fund offers an automatic investment plan.

Minimum initial investment for Ordinary Shares is $2,500. Minimum initial investment for Institutional Shares is $1 million. There is no minimum for subsequent investments.

Initial purchases made be made by mail or wire.

The Fund offers an automatic investment plan.

Redemption of Shares	Redemption requests may be made by telephone or mail and redemption	Redemption requests may be made by telephone or mail and redemption

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	proceeds may be sent by check, ACH or federal wire transfer. The Fund has a right to redeem in-kind.	proceeds may be sent by check or, ACH or federal wire transfer. The Fund has a right to redeem in-kind.
Exchange of Shares	The Fund does not offer exchange privileges.	The Fund offers exchange privileges to other funds within Pear Tree within the same share class.

G.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Reorganization Agreement to reorganize the Target Fund into the Acquiring Fund. Under the Reorganization Agreement, shareholders of the Target Fund would receive a number of full and fractional Ordinary Shares and Institutional Shares of the Acquiring Fund having an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the shareholders’ Investor Class shares and Institutional Class shares, respectively, in the Target Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Reorganization Agreement is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities. Immediately thereafter, the Target Fund will distribute each class of the Acquiring Fund shares received in the exchange pro rata to its shareholders holding the corresponding class of the Target Fund’s shares by instructing the Acquiring Fund’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Target Fund. The expenses associated with the Reorganization will not be borne by the Target Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders.

The holding period for the Target Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of full and fractional Ordinary Shares or Institutional Shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Investor Class shares or Institutional Class shares, as the case may be, in the Target Fund.

Until the Closing, shareholders of the Target Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to Pear Tree Funds with

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respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective on [ ], 2021 or such other date agreed to by the Trust and Pear Tree.

Pear Tree has agreed to bear costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that payment of those costs would result in certain adverse tax consequences. Pear Tree will also bear the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund, notwithstanding approval of the Reorganization Agreement by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by Target Fund Board or the Acquiring Fund Board if, among other reasons, Target Fund Board or the Acquiring Fund Board determines that the Reorganization is not in the best interests of its shareholders.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Target Fund share class you currently own:

Target Fund	Acquiring Fund
Investor Class Shares	Ordinary Shares
Institutional Class Shares	Institutional Shares

The Acquiring Fund will also offer R6 Shares but no R6 Shares will be issued as part of the Reorganization.

3.	Board Considerations Relating to the Proposed Reorganization

Information regarding the Reorganization and the Reorganization Agreement was presented to the Board of the Target Fund, including a majority of the Independent Trustees, prior to and during a meeting held May 17-19, 2021(the May 2021 meeting). At the meeting, representatives of Essex and Pear Tree provided, and the Board reviewed with the assistance of independent legal counsel, detailed information about the Reorganization, the Acquiring Fund and Pear Tree. In particular, the Target Fund Board received due diligence information from Pear Tree, a draft Reorganization Agreement, draft of this N-14 combined proxy statement and prospectus, additional analysis and other information presented by Essex. At the May 2021 meeting, the Board discussed the professional background of the key personnel at Pear Tree and Essex and noted that Essex will be the sub-adviser to the Acquiring Fund. They noted that Essex and Pear Tree will continue with the same investment objective as the Target Fund and substantially similar investment strategies. The Board considered the Reorganization Agreement in particular, as well as representations and assurances made by Essex and Pear Tree, that each will and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the Acquiring Fund due to the Reorganization. The Board evaluated this and all other relevant information that had been provided to it by Pear Tree and Essex, requested and received additional expense reimbursements for the Ordinary and R6 Shares, confirmed that the Target Fund is not paying any expenses of the Reorganization, and after extensive deliberations and discussions with Essex and Pear Tree determined that the Reorganization was in the best interests of the Target Fund and its shareholders and that interests in the Target Fund would not be diluted as a result of the Reorganization.

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The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Target Fund. In this regard, the Board considered the following factors, among others:

1. The assets of the Target Fund to be acquired in this Reorganization shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Effective Date, books and records, including books and records maintained by Essex as investment adviser to the Target Fund, and any other property and records owned by the Target Fund on the Effective Date (collectively, the “Assets”);

2. The liabilities of the Target Fund to be acquired in this Reorganization shall consist of all stated liabilities of the Target Fund on the Effective Date (e.g., reflected on financial statements and disclosed to Pear Tree);

3. Pear Tree will provide expense limitation agreements and current expense caps for all share classes of the Acquiring Fund;

4. Pear Tree (but not the Funds), will bear the costs of Reorganization; Pear Tree has agreed to pay all costs of the Reorganization and shareholder proxies to effect this Reorganization.

5. After the Reorganization, shareholders will be invested in the Acquiring Fund with the same investment objective and substantially similar investment strategies;

6. The Reorganization will allow shareholders to maintain their investment in an open-end mutual fund;

7. Pear Tree is committing to continuing the principal investment strategy of the Target Fund, the Reorganization is intended to be a tax-free reorganization for shareholders, and Essex intends to continue managing the Acquiring Fund in its capacity as sub-adviser to the Acquiring Fund;

8. The management fee for the Acquiring Fund is expected to increase (from 0.75% of the daily average net assets to 0.90%); however, Pear Tree represented that the gross operating expenses of the Acquiring Fund are not expected to increase (1.57% for the Ordinary Shares and 1.32% for the Institutional Shares) and Pear Tree has also agreed to cap overall net expenses for each share class of the Acquiring Fund (excluding AFFE and extraordinary expenses) at the same level (1.24% and 0.99%, for Ordinary Shares and Institutional Shares, respectively), as the corresponding share classes of the Target Fund, at least until July 31, 2022;

9. Essex seeks to continue its right to recapture any prior fee waivers of expenses reimbursements to which Essex is entitled under expense limitation agreements with respect to the Target Fund and of the Reorganization Date, if such amounts can be recaptured within the three years from the date of any particular fee waiver or expense reimbursement. and recapture can be made while maintaining the expenses cap in place at the time of the waiver/reimbursement and at the time of recapture. Any such amounts recaptured will be paid to Pear Tree under its expense limitation agreement with the Acquiring Fund and Pear Tree will provide the recapture to Essex. The Board considered this as a continuation of existing recapture rights, which amounts would be the same if the Reorganization did not occur. Furthermore, they noted that the Acquiring Fund’s expense limitation agreements with Pear Tree do not include additional recapture provisions, such that there will not be any further amounts that are available for recapture after the Reorganization.

10. Pear Tree has the ability to provide high quality services to the Fund as well and has resources available to grow and scale Fund operations, so that the shareholders may potentially benefit from economies of scale; and

11. Essex and Pear Tree have made certain representations to ensure that the Acquiring Fund is not unduly burdened, in accordance with Section 15(f) of the 1940 Act.

12. The Board considered the fact that the Pear Tree Funds will comply with the Board composition requirement in Section 15(f) of the 1940 Act.

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In considering the Reorganization and approving the Reorganization Agreement at the recommendation of Essex, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration. The Board was provided information and discussed in detail the advisory fees and expenses of the Acquiring Fund and any compensation to be paid by Pear Tree to Essex or its affiliates, under the sub-advisory agreement and potential recaptured under the expense limitation agreement. Based on such review, including an evaluation of the information presented to them, the Board (on behalf of the Target Fund), including all of the Independent Trustees, considering its fiduciary duties and in the exercise of its business judgment, concluded that (i) the Reorganization would be in the best interests of the Target Fund and its shareholders, and (ii) the interests of existing shareholders in the Target Fund would not be diluted as a result of the Reorganization. Accordingly, at the recommendation of Essex, and subject to shareholder approval and certain approvals by the Acquiring Fund Board which have subsequently been satisfied, the Board approved the Reorganization.

4.	Federal Income Tax Consequences

For each year of its existence, the Target Fund has had in effect an election to be, and the Trust believes the Target Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Target Fund has been, and will continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel from the counsel to the Pear Tree Funds with respect to the Reorganization substantially to the effect that for federal income tax purposes:

(i)           The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)          No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(iii)         No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv)         No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

(v)         The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

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(vi)           The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(vii)         No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii)       The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)           The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)            The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

(xi)       The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, Pear Tree, the Target Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Organization and Governing Law. The Trust is organized as an Ohio business trust. The Pear Tree Funds is organized as a Massachusetts business trust. Because the Trust and Pear Tree Funds are organized under different state law, the state laws governing the Target Fund and the Acquiring Fund will be different. A fund organized as a series of an Ohio business trust is governed by the trust’s declaration of trust and by-laws. A fund organized as a series of a Massachusetts business trust is governed by Massachusetts law and the trust’s declaration of trust and by-laws.  Each Fund is also governed by applicable federal law. Certain information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Trustee Liability and Indemnification. Under both the Trust’s and the Pear Tree Funds’ Governing Documents, the Trustees are not protected from any liability that they may incur as a result of their bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Each of the Trust and the Pear Tree Funds is required to indemnify its Trustees and officers against liabilities and expenses incurred in connection

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with proceedings relating to their positions as officers or Trustees, except under certain limited circumstances relating to the culpability of such officers or Trustees.

Shareholder Meetings. Under the Governing Documents and in accordance with applicable state law, neither the Trust nor the Pear Tree Funds is required to hold annual meetings of shareholders.

Voting Rights. The Trust’s Governing Documents state that shareholders have the power to vote only on the matters specified in such Governing Documents and generally give shareholders the power to vote for (i) the election or removal of Trustees, (ii) any contract to which shareholder approval is required by the 1940 Act, (iii) any reorganization of the Trust, (iv) any material amendment of the Trust’s Governing Documents, (v) to the same extent as stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; and (vi) such additional matters required by law, the Trust’s Governing Documents, or as the Trustees may consider necessary or desirable.

Under the Governing Documents of the Pear Tree Funds, the Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) for the removal of Trustees as provided in Article IV, Section 1, (iii) with respect to any Manager as provided in Article IV, Section 6, (iv) with respect to any termination of Pear Tree to the extent and as provided in Article IX, Section 4,(v) with  respect to any amendment of the Declaration of Trust to the extent and as provided in Article IX, Section 7, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vii) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Shareholder Liability. Under Ohio law, shareholders of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment adviser was unable to meet its obligations. The Trust’s Governing Documents provide that if any shareholder or former shareholder is held personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the Trust is required to indemnify the shareholder or former shareholder from the assets of the series of which he or she was a shareholder against all losses and expenses incurred.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Pear Tree Funds. However, the Second Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pear Tree Funds or the Trustees. The Second Amended and Restated Agreement and Declaration of Trust provides for indemnification out of Fund’s property for all loss and expense of any shareholder of that Pear Tree Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Pear Tree Fund of which he was a shareholder would be unable to meet its obligations.

Amendments to Governing Documents. The Trust’s Governing Documents may be amended or supplemented by the Trust’s Board in an instrument in writing signed by a majority of the Trustees. The Trust’s Governing Documents explicitly prohibit any amendment that would repeal the limitations on personal liability of any shareholder or Trustee of the Trust or repeal the prohibition of assessment upon shareholders, and also require approval by shareholders holding a majority of shares entitled to vote for any amendment that adversely affects the rights of shareholders.

The Pear Tree Funds Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or Classes of Shares shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required.  Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any

37

ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Trust and the Pear Tree Funds. It is qualified in its entirety by reference to the respective governing instruments and by-laws.

6.	Fiscal Year End

The fiscal year end for the Target Fund is August 31 and for the Acquiring Fund is March 31.

7.	Capitalization

The following table shows, as of February 28, 2021 (1) the unaudited capitalization of the Target Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date :

(unaudited)	Target Fund	Acquiring Fund (Pro Forma)
Net Assets
Investor Class/Ordinary Shares	$93,715	$93,715
Institutional Class/Institutional Shares	$55,557,776	$55,557,776
Total	$55,651,511	$55,651,511

Shares Outstanding
Investor Class/Ordinary Shares	4,947	4,947
Institutional Class/Institutional Shares	2,907,539	2,907,539
Total	2,912,476	2,912,476

Net Asset Value per Share
Investor Class/Ordinary Shares	$18.95	$18.95
Institutional Class/Institutional Shares	$19.11	$19.11

8.	Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Acquiring Fund is not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Target Fund.

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Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Acquiring Fund Board will satisfy this condition at the time of the Reorganization.

H.	Additional Information about the Funds

1.	Past Performance of the Target Fund

While the Acquiring Fund’s investment objective is the same as the Target Fund’s, and the Acquiring Fund’s principal investment strategies, and risks are substantially similar to the Target Fund and the Acquiring Fund theoretically would have invested in the same portfolio of securities, the Acquiring Fund’s performance may be different than the performance of the Target Fund due to, among other things, differences in fees and expenses.

The bar chart and table that follow provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Target Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future. Updated performance information is available at www.peartreefunds.com.

Calendar Year Total Returns — Investor Class The bar chart below provides performance information for Target Fund’s Investor Class.

Highest/Lowest quarterly results during this time period were:

Best Quarter:	12/31/2020	37.95%
Worst Quarter:	03/31/2020	(23.30)%

Calendar year-to-date return of the Target Fund – Investor Class as of March 31, 2021 was 5.33%.

Average Annual Total Returns for the periods ended December 31, 2020	1 Year	Since Inception (9/1/2017 )[1]

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Investor Class Before Tax	62.76%	18.78%
After Tax on Distributions	62.03%	18.62%
After Tax on Distributions, with Sale	37.49%	14.90%
Institutional Class Before Tax	63.14%	19.06%
MSCI World Index (reflects no deductions for fees, expenses or taxes)[2]	15.90%	11.86%

1 Inception of the Target Fund

2 The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. If you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Investor Class and after-tax returns for Institutional Class may vary. Actual after-tax returns may differ depending on your individual circumstances.

Portfolio Turnover

The Target Fund and the Acquiring Fund pay transaction costs, such as commissions, when buying and selling securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Target Fund was 37% of the average value of its portfolio.

2.	Investment Adviser, Sub-Adviser and Portfolio Managers

Essex serves as the investment adviser to the Target Fund. The Target Fund does not have a sub-adviser. Subject to the oversight of Target Fund Board, Essex is responsible for management of the Target Fund’s investment portfolio. If the Reorganization is approved, Essex will serve as investment sub-adviser for the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio, selection of the Acquiring Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of Pear Tree and the Acquiring Fund Board. Pear Tree will become the investment adviser to the Acquiring Fund pursuant to a new investment advisory agreement with the Pear Tree Funds, on behalf of the Acquiring Fund. As investment adviser to the Acquiring Fund, Pear Tree will provide investment advisory services to the Acquiring Fund, including oversight of Essex, as the Acquiring Fund’s sub-adviser, ensuring quality control of Essex’s investment process, and monitoring and measuring the Acquiring Fund’s risk and return against appropriate benchmarks and peers.

William H. Page and Robert J. Uek are the portfolio managers for the Target Fund. Messrs. Page and Uek will continue to be jointly and primarily responsible for the day-to-day management of the Acquiring Fund following the Reorganization.

Portfolio Manager	Portfolio Manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
William H. Page	2021 (managed Target Fund since inception)	Senior Vice President & Senior Portfolio Manager
Robert J. Uek	2021 (managed Target Fund since inception)	Co-Chief Executive Officer & Senior Portfolio Manager

The Target Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Fund.

3.	Trustees and Service Providers for the Target Fund and Acquiring Fund

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The Trust and the Pear Tree Funds are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Service Providers

The following chart describes the service providers to the Trust and Pear Tree:

	Trust	Pear Tree
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Pear Tree Advisors, Inc. 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212
Distributor	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	U.S. Boston Capital Corporation 55 Old Bedford Road, Suite 202 Lincoln, MA 01773
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Pear Tree Institutional Services 55 Old Bedford Road, Suite 202 Lincoln, MA 01773
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 151 N. Franklin Street, Suite 575 Chicago, IL 60606	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian	Huntington National Bank 41 South High Street Columbus, OH 43215	UMB Bank, N.A. 928 Grand Boulevard, 5th Floor Kansas City, MO 64106

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The Board unanimously recommends that the shareholderS of THE Target Fund vote

FOR the approval of the Reorganization.

III.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by Target Fund Board to solicit your vote at a special meeting of shareholders of the Target Fund. The Special Meeting will be held virtually at [___________] as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic.

You may vote in one of the following ways:

•	virtually at the Special Meeting;

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address listed on your proxy card;

•	call the toll-free number [_______] to reach an automated touchtone voting line; or

•	call the toll-free number [_______] to speak with a live operator Monday through Friday [9:00 a.m. to 7:00 p.m. Eastern time.]

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation virtually at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on [June 21], 2021 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Target Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence virtually or by proxy of shareholders owning a majority (50%) of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.

If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization of the Target Fund will not be implemented. In such case, Target Fund Board will take such further action as it deems to be in the best interests of the Target Fund.

Adjournments

If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon

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the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request instructions of such clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by Target Fund Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal to approve the Reorganization Agreement is not a “routine” matter. If you do not give instructions to your broker, your broker will not be able to vote your shares with respect to this proposal. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by Target Fund Board for use at the Special Meeting. The close of business on [June 21], 2021 is the Record Date for determining the shareholders of the Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. [ ] has retained [Okapi Partners LLC] to provide proxy services, at an anticipated cost of approximately $[____]. Pear Tree will bear the costs of the Special Meeting, including legal costs, the costs of retaining [Okapi Partners LLC], and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting virtually at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Shareholders

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of that date, [_____] shares of the Target Fund ([____] Investor Class Shares, and [___] Institutional Class Shares) were outstanding.

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

A principal shareholder is any person who directly owns (of record) or beneficially owns 5% or more of the outstanding shares of the Target Fund. Persons holding more than 25% of the outstanding shares of the Target Fund may be deemed to have “control” (as that term is defined in the 1940 Act). Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Target Fund.

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Principal Shareholders

As of the Record Date, the following persons held of record or beneficially 5% or more of an outstanding class of shares of the Target Fund.

Shareholder Name/Address	Percentage of Total Outstanding Investor Class of the Target Fund

Shareholder Name/Address	Percentage of Total Outstanding Institutional Class of the Target Fund

Control Persons

As of Record Date, the following persons held of record or beneficially 25% or more of the outstanding shares of the Target Fund.

Shareholder Name/Address	Jurisdiction	Class of Shares	Percentage of Total Outstanding Shares of the Target Fund

E.	Interest of Certain Persons in the Transaction

Pear Tree may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment adviser. Essex may be deemed to have an interest in the Reorganization because it will become a sub-adviser to the Acquiring Fund and will receive fees for its services as sub-adviser (which will be paid by Pear Tree).

IV.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, Target Fund Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Target Fund is not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as Target Fund Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by Target Fund Board, to be included in the Target Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

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C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Sullivan & Worcester LLP.

D.	Independent Registered Public Accounting Firm

The financial statements of the Target Fund for the year ended August 31, 2020, contained in the Target Fund’s Annual Report to Shareholders, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm. The Acquiring Fund is newly created and does not yet have a financial history. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Fund.

E.	Information Filed with the SEC

The Trust and Pear Tree are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.ff.

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APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [    ] day of June, 2021 by and among (i) Unified Series Trust, an Ohio trust (the “Target Trust”), severally and not jointly on behalf of its series, Essex Environmental Opportunities Fund (the “Target Fund”); (ii) Pear Tree Funds, a Massachusetts voluntary association (commonly known as a business trust) (the “Acquiring Trust”), severally and not jointly on behalf of its series, Pear Tree Essex Environmental Opportunities Fund (the “Acquiring Fund”); (iii) solely for the purposes of Sections 1.1(f), 1.1(g), 4.3, 5.1(f), 9.2 and 11.1, Essex Investment Management Company, LLC (“Essex”), investment adviser of the Target Fund; and (iv) solely for the purposes of Sections 1.1(h), 4.4, 9.2 and 11.2, Pear Tree Advisors, Inc. (“Pear Tree”), investment adviser of the Acquiring Fund. Other than the Target Fund and the Acquiring Fund, no other series of either the Target Trust or the Acquiring Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the Acquiring Trust on behalf of the Acquiring Fund.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”) of equal value to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, the Acquiring Fund is a “shell” series of the Acquiring Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, the Acquiring Trust and the Target Trust each is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

WHEREAS, the Boards of Trustees of the Target Trust and the Acquiring Trust have authorized and approved the Reorganization with respect to the Target Fund and the Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1.       The Acquiring Trust and the Target Trust agree to take the following steps with respect to the Reorganization:

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(a)              The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined in the manner set forth in Section 2.

(b)             The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”).

(c)                The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).

(d)             As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)              Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)              All books and records relating to the Target Fund, or copies thereof, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date and copies of all such books and records maintained by Essex or by the Target Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

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(g)       Essex, the Target Trust and the Target Fund acknowledge that Pear Tree, the Acquiring Trust and the Acquiring Fund intend to treat, and do not and will not object to Pear Tree, the Acquiring Trust and the Acquiring Fund treating, the performance record of the Target Fund as the performance record of the Acquiring Fund for any purpose, including the rules and regulations of the Commission and the Financial Industry Regulatory Authority (“FINRA”). In this regard, the parties acknowledge that the investment performance history of the Target Fund will be transferred to the Acquiring Fund at the Closing Date. Essex, on behalf of the Target Fund, represents and warrants to the Acquiring Fund that the investment performance history of the Target Fund is accurate in all material respects and has been calculated in accordance with applicable law.

(h)                To the extent applicable, Pear Tree will use its commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act. Pear Tree will use its commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing Date, at least 75 per cent of the members of the Board of Trustees of the Acquiring Fund are not interested persons of Pear Tree or Essex; and for a period of at least two (2) years after the Closing Date, no “unfair burden” is imposed on the Acquiring Fund or its shareholders by the transaction.

2.	VALUATION

2.1.       With respect to the Reorganization:

(a)              The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Target Trust’s Board of Trustees (“Target Fund Valuation Procedures”).

(b)             The number of Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time.

(c)              The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d)             All computations of value shall be made by the Target Fund’s administrator using the Target Fund Valuation Procedures and shall be subject to review by the Acquiring Fund’s administrator and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party.

(e)              “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

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(f)              “Valuation Date” shall mean the business day next preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1.       The Reorganization shall close on August [    ], 2021 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2.       With respect to the Reorganization:

(a)                The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)                The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Trust stating that all such taxes have been paid or provision for payment has been made.

(c)                At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the

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identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)                The Target Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)                In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or the Target Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.       The Target Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a)                   The Target Fund is duly organized as a series of the Target Trust, which is a trust duly formed, validly existing, and in good standing under the laws of the State of Ohio with power under its Agreement and Declaration of Trust, as amended, and By-Laws, each as currently in effect (“Acquiring Trust Governing Documents”) to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b)                The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)                No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the

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1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)                To its knowledge, the current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)                 Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g)                The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

(h)                Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Target Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body

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or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                 The financial statements of the Target Fund for the Target Fund’s fiscal year ended August 31, 2020 have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)                 The Acquiring Trust has been furnished with unaudited financial statements of the Target Fund as of February 28, 2021. Such statements were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(k)                Since February 28, 2021, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l)                 On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Trust, to the Target Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with

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respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m)              The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(n)                The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (l) or (m) of this Section 4.1;

(o)                All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(p)                The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(q)                Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of the shareholders

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of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein;

(r)                 The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(s)                 The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(t)                 The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;

(u)                The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v)                Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquired Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(w)              The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder;

(x)               The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(y)               The Target Fund has maintained since its formation its August 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its August 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year;”

(z)               The Target Fund has satisfied (i) all material federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2020 excise tax and August 31, 2020 income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return; and

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(aa)                The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury regulations.

4.2.        The Acquiring Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to the Target Trust and the Target Fund as follows:

(a)                   The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a Massachusetts voluntary association (commonly known as a business trust) duly formed, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and By-Laws, each as amended and as currently in effect (“Acquiring Trust Governing Documents”) to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. As used in this Agreement, the term “good standing under the laws of The Commonwealth of Massachusetts” means (i) having filed a copy of the Acquiring Trust’s Agreement and Declaration of Trust pursuant to Chapter 182 of the General Laws of The Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in The Commonwealth of Massachusetts all of the powers recited in the Acquiring Trust’s Agreement and Declaration of Trust and to transact business in The Commonwealth of Massachusetts;

(b)                   The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)                   Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d)                   No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e)                   The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f)                    The execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional

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fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(g)                   Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)                   The Acquiring Fund will be at the time of Closing a new series of the Acquiring Trust, without assets (other than nominal seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals. Immediately following the Reorganization, substantially all of the Acquiring Fund Shares will be held by the shareholders of the Target Fund as of the Closing Date;

(i)                    By the Closing, (i) the Acquiring Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(j)                    The Acquiring Fund intends to elect and qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing;

(k)                   No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization;

(l)                    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this

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Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)                 The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(n)                   The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o)                   The Acquiring Fund on the Closing will not directly or indirectly own, any shares of the Target Fund;

(p)                   The Acquiring Fund will have no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Pear Tree or an affiliate of Pear Tree;

(q)                   The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided through the date of the meeting of the shareholders of the Target Fund, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Trust for use therein;

(r)                 The due diligence materials of the Acquiring Trust made available to the Target Fund, its Board of Trustees, officers, legal counsel and service providers in response to the request from the Target Trust to the Acquiring Trust, prior to its May 17-19, 2021 Board Meeting, are true and correct in all material respects and contain no material misstatements or omissions; and

(s)                    The Acquiring Trust is not aware of any arrangement whereby it or any affiliated person of the Acquiring Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.

4.3       Essex represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a)       Essex is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware;

(b)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Essex, and subject to the due authorization,

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execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Essex, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4       Pear Tree represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a)       Pear Tree is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware;

(b)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Pear Tree, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Pear Tree, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1.       With respect to the Reorganization:

(a)                The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b)                The parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”).

(c)                The Target Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d)                The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

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(e)                The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(f)                    Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Trust and Essex each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g)                Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).

(h)                   It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Sullivan & Worcester LLP to render the tax opinion contemplated in this Agreement.

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(i)                    On or before the Closing Date, the Target Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending before the Closing Date.

(j)                    Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(k)                The Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(l)                 The Target Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(m)              The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(n)                   The Target Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

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6.1.       With respect to the Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a)                All representations and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)                The Acquiring Trust shall have delivered to the Target Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)                The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(d)                The Target Trust shall have received a favorable opinion of Sullivan & Worcester, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:

(i)                 The Acquiring Trust is duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;

(ii)               This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)             The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

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(iv)              The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust’s organizational documents;

(v)                The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)              Except as disclosed in writing to the Target Trust, such counsel is not representing the Acquiring Fund in any pending litigation in which it is a named defendant that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Agreement; and

(vii)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained;

(e)                   In connection with the opinions contemplated by Section 6.1(d), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust; and

(f)                    Pear Tree shall have executed an expense limitation agreement for each share class of the Acquiring Fund in a form acceptable to the Target Trust, which reflects the same expense limitation currently in effect for the corresponding share class of the Target Fund.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.       With respect to the Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)                All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)                The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)                The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio

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securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)                The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Target Custodian;

(e)                The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Date;

(f)                 The Acquiring Trust shall have received a favorable opinion of Thompson Hine LLP, counsel to the Target Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i)               The Target Trust is duly formed, validly existing and in good standing under the laws of the State of Ohio and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Trust;

(ii)             This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)          The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv)           The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder will not, violate the Target Trust’s organizational documents;

(v)             The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)           Except as disclosed in writing to the Acquiring Trust, such counsel is not representing the Target Fund in any pending litigation in which it is a named defendant

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that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Agreement; and

(vii)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained;

(g)           In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Trust; and

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.        The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust Governing Documents, Ohio law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2.       On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.       All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Target Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.       The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5.       The Target Trust and the Acquiring Trust shall have received on or before the Closing Date an opinion of Sullivan & Worcester LLP in form and substance reasonably acceptable to the Target Trust and the Acquiring Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Sullivan & Worcester LLP may request and rely upon representations contained in certificates of officers of the Target Trust, the Acquiring Trust and others, and the officers of the

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Target Trust and the Acquiring Trust shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or (ii) any other U.S, federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1.       The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.        Pear Tree, or its affiliates, will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by Pear Tree, or its affiliates, shall include costs associated with organizing the Acquiring Fund, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof), the costs of preparing and filing any supplements to the Target Fund or Acquiring Fund registration statement with respect to the Reorganization, and any legal fees associated with the review and implementation of the Reorganization (including presentation to the Target Fund and Acquiring Fund Boards with respect to approval and negotiation of this Agreement). The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any costs relating to the Reorganization, other than as described in this Agreement. Notwithstanding the foregoing, Pear Tree will not pay liability insurance expenses covering the actions of the trustees and officers of the Target Trust with respect to the Target Fund, and Essex will not pay liability insurance expenses covering the actions of the trustees and officers of the Acquiring Trust with respect to the Acquiring Fund. Pear Tree will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such

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party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Trust to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Forms N-CSR and N-PORT or any forms adopted by the Commission in replacement of Forms N-CSR or N-PORT.

11.	INDEMNIFICATION

11.1.       Essex agrees to indemnify and hold harmless the Acquiring Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2.       Pear Tree agrees to indemnify and hold harmless the Target Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust, on behalf of the Acquiring Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1.       Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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12.2.       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) mutual agreement of the Acquiring Trust and the Target Trust; (ii) by either the Acquiring Trust or the Target Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Target Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; or (iv) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Trust. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Sections 9 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1.        The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.        This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable Federal law, without regard to its principles of conflicts of laws.

15.3.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.        This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5.        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Target Trust Governing Documents and the Acquiring Trust

22

Governing Documents and (ii) the other parties to this Agreement. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6.        A copy of the Agreement and Declaration of Trust of the Target Trust is on file with the Secretary of the State of Ohio and notice is hereby given that this instrument is executed on behalf of the Trustees of the Target Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Target Trust.

15.7.        Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

15.8.        Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.9.        A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

16.	CONFIDENTIALITY

Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein or in the Confidentiality Agreement.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the disclosing party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all

23

confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein or in the Confidentiality Agreement.

17.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For Acquiring Trust:

Pear Tree Funds

55 Old Bedford Road

Lincoln, Massachusetts 01773

Attention: [           ]

For Target Trust:

Unified Series Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Attention: [David Carson and Martin Dean]

For Pear Tree:

Pear Tree Advisors, Inc.

55 Old Bedford Road

Lincoln, Massachusetts 01773

Attention: [           ]

For Essex:

Essex Investment Management Company, LLC

125 High Street, 18th Floor

Boston, Massachusetts 02110

Attention: [           ]

[Signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Unified Series Trust,
severally and not jointly on behalf of the
Essex Environmental Opportunities Fund

By:
Name:	David Carson
Title:	President

Pear Tree Funds,
severally and not jointly on behalf of the
Pear Tree Essex Environmental Opportunities Fund

By:
Name:	[ ]
Title:	[ ]

Essex Investment Management Company, LLC,
solely for the purposes of Sections 1.1(h), 4.4, 9.2 and 11.2

By:
Name:	[ ]
Title:	[ ]

Pear Tree Advisors, Inc.,
solely for the purposes of Sections 1.1(f), 1.1(g), 4.3, 5.1(f) and 11.1

By:
Name:	[ ]
Title:	[ ]

Signature Page to Agreement and Plan of Reorganization

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Schedule 8.5
Tax Opinions

With respect to the Reorganization:

(i)            The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)           No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(iii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv)           No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

(v)           The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(vi)          The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(vii)         No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii)       The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the

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aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)         The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)           The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

(xi)          The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

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APPENDIX B –MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” below refers to the Acquiring Fund and “Predecessor Fund” refers to the Target Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Pear Tree Essex Environmental Opportunities Fund

Investment Objective

Long-term capital appreciation. There is no guarantee that Environmental Opportunities Fund will achieve its objective. Environmental Opportunities Fund’s investment objective may be changed by its Trustees and without shareholder approval. Environmental Opportunities Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal marketing conditions, Environmental Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of clean/new-tech companies. A clean/new-tech company is a company that the fund’s sub-adviser believes provides leading clean and new energy technologies and other solutions that enable sustainability. Environmental Opportunities Fund invests in companies across all market capitalizations, although it expects most to be small- and mid-cap companies (i.e., at the time of investment, a market capitalization at least $100 million and less than $10 billion). Environmental Opportunities Fund will not automatically sell or cease purchasing stock of a company it already owns just because the falls outside the clean/new-tech description, however, any additional securities purchased would not be considered equity securities of clean/new-tech issuers.

While most securities are typically invested in U.S. common stocks, Environmental Opportunities Fund may also invest in preferred stocks, as well as equity securities of foreign companies, either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

In managing Environmental Opportunities Fund’s portfolio, its sub-adviser uses its proprietary Global Environmental Opportunities Strategy (“GEOS”) to identify companies with a strong growth potential that are pursuing natural resource optimization and are engaged in finding energy efficiency solutions, lessening dependence on fossil fuels and limiting greenhouse gasses. GEOS focuses on approximately 100 issuers out of a universe of approximately 700 eligible issuers, each of which generate at least 25 percent of its revenues from one or more of nine “environmental investment themes”:

•   Agricultural Productivity & Clean Fuels - Technologies that allow for improved agricultural yields or lower greenhouse gas (“GHG”) emissions and have less environmental impact than fossil fuel-based sources.

•   Clean Technology & Efficiency - Technologies used to create power and emit little to no waste or that use their by-products to create other forms of energy.

•   Efficient Transport - Technologies that enable greater efficiency and lower GHG emissions for all types of transport.

•   Environmental Finance - Companies developing global carbon market infrastructure for both voluntary and regulated markets.

•   Power Technology - Technologies that improve the efficiency of power production, distribution and storage.

•   Power Merchants & Generation - Utilities that have base-load power generation with low GHG emissions.

•   Renewable Energy - Electrical power generation using natural, sustainable resources such as sunlight, wind, tides and geothermal heat.

•   Low Carbon Commerce - Leveraging consumer trends such as retail franchises that have best practices with regard to environmental sustainability.

•   Water - Companies that have strong water conservation policies or which specialize in water distribution, treatment, water purification or desalination.

The Sub-Adviser focuses on commercially viable technologies with a broad thematic approach allowing broad opportunity and diversification. In addition to the Sub-Adviser’s environmental assessment, the Sub-Adviser ranks the stocks in the universe according to a number of factors, including growth in revenues, earnings and free cash flow, valuation, balance sheet strength and capital efficiency.

Environmental Opportunities Fund will typically hold at any given time securities of between 35 and 75 issuers, each representing between 2 percent and 3 percent of the portfolio, and be diversified across geographies, industries, and environmental themes.

Environmental Opportunities Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Environmental Opportunities Fund ’s returns. Selling/writing call options is designed to provide income to Environmental Opportunities Fund (i.e., the writer of the call option is paid a premium, but it is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Environmental Opportunities Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Environmental Opportunities Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Environmental Opportunities Fund.

Sector Concentration Risk. Environmental Opportunities Fund focuses its investments on a particular economic sector, clean/new-tech companies. The clean/new-tech industry generally represents technologies that rely heavily on public and private sources of capital to continue technological development. As a result, clean/new-tech companies may be adversely impacted by decreases in political support, government spending, public interest, withdrawal or non-renewal of tax credits, changes in legislation and by disruptive technologies. The fund’s performance relative to the market also may be impacted by whether the clean/new-tech sector is out of favor by investors. Similarly, the fund’s exclusion of investments in companies other than clean tech may adversely affect the fund’s relative performance at times when those other types of investments are performing well.

Mid- and Small-Capitalization Securities. Securities issued by mid- and small-cap companies tend to be more volatile than, and they typically present greater risks, than securities of larger companies. They tend to be more dependent on fewer products and markets than larger companies. They also tend to have more limited access to capital than larger companies. As a result, the performance of Environmental Opportunities Fund may be more volatile than a fund that invests only in large-cap stocks.

Growth Stock Investing. The growth investment style periodically comes into and falls out of favor with investors. Growth stocks generally are more volatile than value stocks as well as the overall stock market. Their performance tends to be driven by market anticipation of the performance of new products and the entry into new markets, rather than existing products and markets that may be undervalued by investors.

Active Management Risk. The Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of Environmental Opportunities Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Environmental Opportunities Fund fail to produce the intended results, Environmental Opportunities Fund could underperform other funds with similar objectives and investment strategies.

Foreign Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Non-U.S. equity markets in which Environmental Opportunities Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both Environmental Opportunities Fund also may have a limited ability to protect its investment under foreign property and securities laws, and it may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Environmental Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Environmental Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Principal Investment Strategies Common to all Pear Tree Funds

The following principal investment strategies are common to all Pear Tree Funds, including Environmental Opportunities Fund:

Derivatives. Each Pear Tree Fund may invest in derivatives for the purpose of hedging the value of the portfolio or to establish a position in the future. Each Pear Tree Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.]

Cash Management. From time to time, a Pear Tree Fund will hold some of its assets as cash and/or cash equivalent financial instruments. Any cash or cash equivalent position held by the Pear Tree Fund typically is as a result of uninvested proceeds of a prior investment, uninvested cash received from new subscriptions, or uninvested cash being held to meet anticipated redemptions. Cash equivalent instruments include repurchase agreements and interests in money market funds and other investment funds intended for short-term liquid investments. Except when a Pear Tree Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Pear Tree Fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a Pear Tree Fund may take temporary defensive positions that are inconsistent with the Pear Tree Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Pear Tree Fund may not achieve its investment objective.

Principal Risks Common to All Pear Tree Funds

The following are principal investment risks that are common to the Pear Tree Funds, including Environmental Opportunities Fund, as well as most equity funds:

•	Risks Associated with Markets Generally, Specific Industries and Specific Holdings. The share price of a Pear Tree Fund may fall because of weakness in and external shocks to the stock markets (such as the recent COVID pandemic), generally, weakness with respect to a particular industry in which the Pear Tree Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Pear Tree Fund may have substantial investments. Each Pear Tree Fund’s investments also may fluctuate significantly in value over short periods of time, causing the Pear Tree Fund’s share price to be volatile.

The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets, and higher levels of fund redemptions.

Trade barriers and other protectionist trade policies (including those policies adopted by the U.S.) also may have a negative impact on a Pear Tree Fund.

Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

The equity holdings of a Pear Tree Fund, which may include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

•	Liquidity. Some Pear Tree Fund portfolio holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner. Adverse market or economic conditions may result in limited or no trading market for other securities held by a Pear Tree Fund. Under any of these conditions, it may be difficult for a Pear Tree Fund selling one of these securities to receive a sales price comparable to the value assigned to the security by the Environmental Opportunities Fund, or if the Pear Tree Fund continues to hold the security in its portfolio, to determine the value of the security.

Certain types of securities, once sold, may not settle for extended periods of time, in which case a Pear Tree Fund would not receive the sales proceeds to meet its obligations, including shareholder redemption request, or reinvest in additional portfolio securities.

•	Investment Strategies. Each Pear Tree Fund pursues its investment objective using a specific investment strategy. An investment strategy generally is a set of principles or rules that are designed to assist the Pear Tree Fund in selecting its portfolio securities. For the most part, the principles or rules comprising the Pear Tree Fund’s investment strategy involve a tradeoff between principles or rules that are intended to help the Pear Tree Fund consistently increase the value of its portfolio, and principles or rules that are intended to prevent a Pear Tree Fund from losing all or substantially all of its value. For all Pear Tree Fund investment strategies, there are risks that a strategy will not perform as anticipated, or that market and other conditions under which the investment strategy is expected to perform as anticipated, will not occur.

The following risk is common to the Pear Tree Funds as well as most mutual funds:

•	Pear Tree Funds takes precautions to ensure that each Pear Tree Fund’s portfolio and shareholder information is protected from a cyber security breach, including information shared with or generated by firms providing material services to the Pear Tree Funds, such as Pear Tree, the Sub-Advisers, the fund administrators, the transfer agent, the custodian, the distributor and those financial intermediaries through which Pear Tree Fund shares are sold. However, if there is a data breach at any of these entities, or at any of the exchanges, trading platforms, clearing houses, brokers and dealers through which Pear Tree Fund portfolio securities are bought or sold, one or more Pear Tree Funds and their shareholders could be adversely affected.

Changes in Policies

The Environmental Opportunities Fund’s policy of investing at least 80 percent of its net assets (less borrowings for investment purposes) in a particular type of investment may not be revised unless the Environmental Opportunities Fund’s shareholders are notified at least 60 days in advance of the proposed change.

Disclosure of Portfolio Holdings

A description of the Pear Tree Funds’ policies and procedures with respect to the disclosure of the Environmental Opportunities Fund’s portfolio securities is available in the Environmental Opportunities Fund’s Statement of Additional

Information.

MANAGEMENT OF PEAR TREE FUNDS

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (“Pear Tree”) is responsible for day-to-day management of the business and affairs of the Environmental Opportunities Fund subject to oversight by Target Fund Board.

The Manager

The Manager is a privately held financial services firm providing Management and administrative services and facilities to the Pear Tree Funds. As of March 31, 2021, Pear Tree had approximately $5.5 billion in assets under management.

The Manager may, subject to the approval of the Trustees, choose the investments of the Environmental Opportunities Fund itself or select sub-advisers (each, a “Sub-Adviser”) to execute the day-to-day investment strategies of the Environmental Opportunities Fund. With respect to the Environmental Opportunities Fund, Pear Tree currently employs the Sub-Adviser to make the investment decisions and portfolio transactions and supervises the Sub-Adviser’s investment program.

The Pear Tree Funds and Pear Tree have received an exemptive order from the Securities and Exchange Commission that permits Pear Tree, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated Sub-Advisers with respect to any Pear Tree Fund without obtaining shareholder approval. With Trustees approval, Pear Tree may employ a new unaffiliated Sub-Adviser for the Pear Tree Fund, change the terms of the advisory contract with an unaffiliated Sub-Adviser, or enter into new advisory contracts with a Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers to the Pear Tree Funds and to recommend their hiring, termination, and replacement. Shareholders of the Pear Tree Fund continue to have the right to terminate the advisory contract applicable to the Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified if the Sub-Adviser is removed or replaced or if there has been any material amendment to an advisory contract.

The Sub-Adviser and Portfolio Management

The Sub-Adviser provides portfolio management and related services to the Environmental Opportunities Fund, including trade execution.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of his or her Fund.

Pear Tree Essex Environmental Opportunities Fund

Sub-Adviser Essex Investment Management Company, LLC (“Essex”), 125th High Street, 18th Floor, Boston, MA 02110, serves as the Sub-Adviser to the Environmental Opportunities Fund. As of March 31, 2021, Essex had approximately $799 million in assets under management.] The portfolio managers for the Environmental Opportunities Fund are jointly and primarily responsible for the portfolio management of the Environmental Opportunities Fund.

Pear Tree Essex Environmental Opportunities Fund

	Portfolio manager	Primary title(s) with Sub-Adviser, primary role and
Portfolio manager	experience in this Fund	investment experience

William H. Page	2021 (managed Predecessor Fund since inception)	Senior Vice President & Senior Portfolio Manager

Robert J. Uek	2021 (managed Predecessor Fund since inception)	Co-Chief Executive Officer & Senior Portfolio Manager

Management and Sub-Advisory Fees

Under the management agreement, the Environmental Opportunities Fund compensates Pear Tree for its investment advisory services at the annual rate of 0.90 percent of the Environmental Opportunities Fund’s average daily net assets, payable on a monthly basis.

Sub-Advisory Fees

From the management fee, Pear Tree pays the expenses of providing investment advisory services to the Environmental Opportunities, including the fees of the Sub-Adviser.

Fee Waivers/Expense Limitation

The Manager has contractually agreed until [July 31], 2022 to reimburse such portion of the expenses of Environmental Opportunities Fund attributable to Institutional Shares and Ordinary Shares, respectively, such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Institutional Shares and Ordinary Shares, excluding AFFE and extraordinary expenses, is not greater than 0.99 percent and 1.24 percent, respectively. The Acquiring Fund will also offer R6 Shares but no R6 Shares will be issued as part of the Reorganization. This expense reimbursement or fee waiver agreement may not be terminated without the consent of the Pear Tree Funds Trustees.

Recoupment. The Manager has the right to recoup from Environmental Opportunities Fund any amount that had been waived by or reimbursed to the Predecessor Fund by the Sub-Adviser within the three years from the date of any particular fee waiver or expense reimbursement, but only if such recoupment can be achieved without exceeding the lesser of the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. All amounts recouped by Pear Tree pursuant to the expense reimbursement or fee waiver agreement with respect to Environmental Opportunities Fund will be paid over to the Sub-Adviser. As of May 31, 2021, the aggregate amount of fees waived/expenses reimbursed by the Sub-Adviser to the Predecessor Fund that Pear Tree potentially could recoup and pay to the Sub-Adviser is $489,002, Neither Pear Tree nor the Sub-Adviser has the right to recoup other amounts of expenses paid or waivers made by Pear Tree.

Distributor and Distribution Plan

U.S. Boston Capital Corporation (the “Distributor”) is the distributor (or principal underwriter) of the Environmental Opportunities Fund’s shares.

The Environmental Opportunities Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of the Environmental Opportunities Fund’s Ordinary Shares and for services provided to shareholders of the Environmental Opportunities Fund’s Ordinary Shares as described above. Rule 12b-1 fees are paid out of the Environmental Opportunities Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor’s expenses.

If the Distributor’s expenses exceed the Distributor’s fee, the Environmental Opportunities Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

Additional Payments to Financial Intermediaries. The Manager and its affiliates (including the Distributor) may make payments to certain financial intermediaries that sell Ordinary and Institutional Environmental Opportunities Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Environmental Opportunities Fund does not pay for these costs directly. They also may make payments to certain financial intermediaries that sell Ordinary and Institutional Environmental Opportunities Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

The Manager and its affiliates also may make payments, out of their own assets based on sales or assets attributable to the intermediary, or such other criteria agreed to by Pear Tree. Such payments will not impact the total operating expenses of the Environmental Opportunities Fund. The intermediaries to which payments may be made are determined by Pear Tree. These payments, often referred to as “revenue sharing payments,” may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Environmental Opportunities Fund or to provide marketing or service support to the Environmental Opportunities Fund. In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Environmental Opportunities Fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Environmental Opportunities Fund shares. Neither Pear Tree nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.

SHARE CLASS ELIGIBILITY

The Environmental Opportunities Fund offers three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. Environmental Opportunities Fund shares are offered without any sales charge. Each share class has its own fee structure. Only Ordinary Shares are subject to a 12b-1 plan, which permits the Environmental Opportunities Fund to pay fees for the sale, distribution and service of its Ordinary Shares. As described below, Institutional Shares and R6 Shares generally are available only to limited classes of purchasers.

Your financial representative can help you decide which share class you are eligible to purchase and which is best for you. Please call 1-800-326-2151 for more information.

At this time the Environmental Opportunities Fund does not accept applications for purchases of shares from foreign persons (that is, persons who are not U.S. citizens or resident aliens).

Ordinary Shares

Ordinary Shares of the Environmental Opportunities Fund are available to any person who is a U.S. citizen or resident alien. The minimum initial investment in the Ordinary Shares of Environmental Opportunities Fund is generally $2,500. However, you may open an account and make an investment of as little as $1,000 if the account:

•	Participates in the Pear Tree Funds’ Automatic Investment Plan;
•	Is for the benefit of a minor in accordance with a Uniform Transfers or Gifts to Minors Act; or
•	Is a traditional or Roth individual retirement account (IRA), Coverdell Education Savings Account, Simplified Employee Pension (SEP-IRA) plan, Salary Reduction Simplified Employee Pension (SARSEP) plan, Savings Incentive Match Plan for Employees Individual Retirement Accounts (SIMPLE IRA), 529 college savings plan, or a Keogh Plan (HR-10).

Environmental Opportunities Fund, at its sole discretion, may waive these minimum initial amounts for one or more investors. You may make subsequent purchases in any amount, although Environmental Opportunities Fund, at its discretion, reserves the right to impose a minimum on subsequent purchases at any time.

Class Cost Structure

•	No sales charge applies; all of your money goes to work for you right away
•	Subject to a distribution (12b-1) fee of 0.25 percent
•	Transfer agency and fund administration fees contemplate that Pear Tree or an affiliate may have to make administrative or service payments to financial intermediaries

Institutional Shares

Institutional Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $1 million from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.

Class Cost Structure

•	No sales charge applies; all of your money goes to work for you right away
•	No distribution (12b-1) fee applies
•	Transfer agency and fund administration fees contemplate that Pear Tree or an affiliate may have to make administrative or service payments to financial intermediaries

Minimum Initial Investment		Eligible Classes of Institutional Share Investors
$1 million or more in at least one Pear Tree Fund account	•	Any employee benefit plan with at least $10,000,000 in plan assets and 200 participants, that either has a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access its plan investments without incurring adverse tax consequences or which allows its participants to select among one or more investment options, including one or more Pear Tree Funds.
	•	A bank or insurance company purchasing shares for its own account.
	•	An insurance company separate account.
	•	A bank, trust company, credit union, savings institution or other depository institution, its trust department or a common trust fund purchasing for non-discretionary customers or accounts.

Minimum Initial Investment		Eligible Classes of Institutional Share Investors
$1 million or more aggregated in one or more Pear Tree Fund accounts	•	A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code.
	•	An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code.
	•	A family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than Pear Tree or Distributor.
Provided, that the investor is purchasing Pear Tree Fund shares through a broker/dealer pursuant to an agreement with the Distributor.
None	•	A mutual fund wrap program that offers allocation services, charges an asset-based fee to its participants for asset allocation and/or offers advisory services, and meets trading and operational requirements under an agreement with the Distributor or authorized clearing entity; You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Pear Tree Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Pear Tree Fund, nor Pear Tree, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.
	•	A registered investment adviser that charges an asset-based investment advisory fee for its investment advisory services and is purchasing Pear Tree Fund shares on behalf of its investment advisory clients.
	•	A state, county, city, or any instrumentality, department, authority, or agency of one of these types of entities, or a trust, pension, profit-sharing or other benefit plan for the benefit of the employees of one of these types of entities, provided that the investor is prohibited by applicable law from paying a sales charge or commission when it purchases shares of any registered investment management company; or
	•	An officer, partner, trustee, director, or employee of Pear Tree Funds, any affiliate of Pear Tree Funds, and Sub-Adviser, and any affiliate of any Sub-Adviser (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

R6 Shares

R6 Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $100,000 from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.

Class Cost Structure

•	No sales charge applies; all of your money goes to work for you right away
•	No distribution (12b-1) fee applies
•	Transfer agency and fund administration fees less than similar fees applied to Ordinary and Institutional Shares; Pear Tree or an affiliate is not expected to make administrative or service payments to financial intermediaries

Minimum Initial Investment		Eligible Classes of R6 Share Investors
$100,000 or more in at least one Pear Tree Fund account	•	A qualified defined contribution plan or nonqualified, tax advantaged deferred compensation retirement (457) plan that allows its participants to select among one or more investment options, including one or more Pear Tree Funds.
	•	A defined benefit plan, endowment, foundation, investment company, corporation, insurance company, trust company, or other type of institutional investor.

Minimum Initial Investment		Eligible Classes of R6 Share Investors
None	•	A Fund Employee, the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

HOW TO PURCHASE

Making an Initial Investment

You must provide the Pear Tree Funds with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.peartreefunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Pear Tree Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Pear Tree Funds’ toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.

Identity Verification, including USA Patriot Act and Anti-Money Laundering (AML) Restrictions. To help the government fight the funding of terrorism and money laundering activities, the USA Patriot Act and other federal law requires all financial institutions, including the Pear Tree Funds’ distributor, to obtain, verify and record information that identifies each person who opens an account. Federal law also requires the Pear Tree Funds to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Pear Tree Fund to identify you. The Pear Tree Funds, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. If your account must be closed, your redemption price will be the net asset value on the date of redemption.

Investments by Check. You may purchase shares of the Pear Tree Funds by sending a check payable in U.S. dollars to the Pear Tree Funds specifying the name(s) of the Pear Tree Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Pear

Tree

Funds

Attention:

Transfer

Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third-party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait up to fifteen days prior to being liquidated, unless they clear prior to that time.

Minimum Account Size

Each Pear Tree Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Pear Tree

Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to R6 Shares and accounts of certain qualified retirement plans.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Pear Tree Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Pear Tree Fund. You may cancel the Plan at any time, but your request must be received two business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than two business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Pear Tree Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Pear Tree Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Pear Tree Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Pear Tree Fund. You may pay for all purchases with a single check.

There are no minimum investment requirements applicable for subsequent investments any class of shares of any Pear Tree Fund.

Investments through Tax-Deferred Retirement Plans

Pear Tree Funds are available for investment through various tax-deferred retirement vehicles. Please call 1-800-326-2151 for assistance. These types of investments may be subject to specific fees.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund unless you also meet the requirements of the share class into which you want to exchange your existing shares.

There is no fee for exchanges.

The exchange privilege is available only in states where shares of the shares of the Pear Tree Fund being acquired may legally be offered and sold. Not all Pear Tree Funds, and not all share classes of a Pear Tree Fund, may be registered in all states.

Exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the net asset values per share of the shares being exchanged next determined after the exchange request is received in good order by Pear Tree Funds. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Generally, shares will not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Pear Tree Funds from the possibility of fraudulent requests for redemption.

Generally, shares will not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). Once you make a telephone redemption request, you may not cancel it. The Pear Tree Funds, Pear Tree, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Pear Tree Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Pear Tree Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

You may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Pear Tree Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

You can directly redeem shares of a Pear Tree Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Pear Tree Fund.

Good order means that:

•	You have provided adequate instructions
•	There are no outstanding claims against your account
•	There are no transaction limitations on your account

Medallion Signature Guarantees and Other Requirements

You are required to obtain a medallion signature guarantee when you are:

•	Requesting certain types of transfers or exchanges or sales of fund shares in excess of $100,000
•	Requesting a redemption within 30 days of changing your account registration or address
•	Requesting a redemption, exchange or transfer to someone other than the account owner(s). Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Payment of Redemption Proceeds

The Pear Tree Funds normally will send redemption proceeds on the second business day after your request is received and in good order and processed, but in any event within seven days, regardless of the method the Pear Tree Funds uses to make such payment. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Pear Tree Funds reserve the right to hold the redemption check for up to fifteen days until monies have been collected by the Pear Tree Fund from the customer’s bank.

The Pear Tree Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Pear Tree Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission.

Under normal circumstances, a Pear Tree Fund would expect to meet most redemption requests using cash in its portfolio, or selling portfolio assets to generate cash. For redemptions in amounts in excess of $250,000, or 1 percent of a Pear Tree Fund’s net assets, whichever is less, each Pear Tree Fund reserves the right to pay redemptions proceeds in-kind, that is, by distributing to the redeeming shareholder portfolio securities rather than cash.

During periods of stressed market conditions, a significant portion of each Pear Tree Fund portfolio has comprised, and Pear Tree Funds would continue to expect that it would comprise, mostly liquid securities (that is, securities that could be sold at the prices then used in determining the Pear Tree Fund’s net asset value). At such times, each Pear Tree Fund would continue to meet redemption requests using available cash or the cash proceeds from the sale of liquid securities. If, however, a significant portion of a Pear Tree Fund’s portfolio were to comprise illiquid investments or investments that have extended settlement periods, the Pear Tree Fund would likely limit cash redemptions and pay redemption proceeds in kind.

CALCULATION OF NET ASSET VALUE

You may purchase shares of each class of the Environmental Opportunities Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Environmental Opportunities Fund. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price. The Environmental Opportunities Fund will accept orders for purchases of shares on any day on which the NYSE is open for regular trading. The offering of shares of the Environmental Opportunities Fund, or of any particular Fund, may be suspended from time to time, and the Environmental Opportunities Fund reserves the right to reject any specific order.

Net asset value for one Fund share is the value of that share’s portion of all of the net assets in the Environmental Opportunities Fund. Environmental Opportunities Fund calculates its net asset value by adding the value of the Environmental Opportunities Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of Environmental Opportunities Fund will be determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for regular trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

In determining Environmental Opportunities Fund’s net asset value for purposes of selling, redeeming and exchanging Environmental Opportunities Fund shares, as well as for complying with limitations on portfolio holdings (including any requirement that the Environmental Opportunities Fund invests at least 80 percent of the value of its assets in specific types of securities), Environmental Opportunities Fund assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of the Environmental Opportunities Fund’s net asset value (e.g., a significant event), at fair value as determined in good faith in accordance with procedures approved by the Trustees of the Pear Tree Funds. Significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action.

For certain securities, where no sales have been reported, the Environmental Opportunities Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost. Derivatives are valued using their present market value or fair value (i.e., “marked-to-market”) rather than their notional value.

[The Environmental Opportunities Fund holds most of its assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of Environmental Opportunities Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for Environmental Opportunities Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of Environmental Opportunities Fund’s net asset value. If events materially affecting the value of Environmental Opportunities Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.]

SHAREHOLDER ACCOUNT POLICIES

Prospectus, Prospectus Updates and Shareholder Reports

For the convenience of Pear Tree Fund shareholders, the Pear Tree Funds maintain copies of the current summary prospectuses as well as the funds’ prospectus, statement of additional information, and most recent annual and semi-annual reports on its website, www.peartreefunds.com. At any time, you may elect to receive copies of all prospectus updates and shareholder reports in electronic format by calling 1-800-326-2151 or otherwise notifying your financial intermediary. Elections to receive reports in electronic format with respect to one Pear Tree Fund will apply to all other Pear Tree Funds held currently or in the future in the same account with the Pear Tree Funds or the financial intermediary.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Pear Tree Funds’ website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

Household Delivery of Fund Documents

The Pear Tree Funds will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Pear Tree Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Pear Tree Funds, by phone or in writing (see “How to contact us”). The Pear Tree Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Lost Shareholders, Inactive Accounts and Unclaimed Property.

It is important that the Pear Tree Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Pear Tree Funds. Based upon statutory requirements for returned mail, the Pear Tree Funds will attempt to locate the shareholder or rightful owner of the account. If the Pear Tree Funds is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Pear Tree Funds is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-326-2151 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Privacy

The Pear Tree Funds have a policy that protects the privacy of your personal information. A copy of the Pear Tree Funds’ privacy notice was given to you at the time you opened your account. The Pear Tree Funds will send you a copy of the privacy notice each year as part of the Annual Report to Shareholders. You may also obtain the privacy notice by calling the transfer agent or through the Pear Tree Funds’ website.

Excessive Trading

Frequent trading into and out of a Pear Tree Fund can disrupt portfolio management strategies, harm a Pear Tree Fund’s performance by forcing the Pear Tree Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pear Tree Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Pear Tree Funds investing in foreign securities or small cap securities may have increased exposure to the risks of short-term trading.

Each Pear Tree Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pear Tree Fund’s shares to be excessive for a variety of reasons, such as if:

•	You sell shares within a short period of time after the shares were purchased;
•	You make two or more purchases and redemptions within a short period of time;
•	You enter into a series of transactions that is indicative of a timing pattern or strategy; or
•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Trustees have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Pear Tree Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pear Tree Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Pear Tree Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pear Tree Fund may be adversely affected.

Frequently, Pear Tree Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pear Tree Funds’ policies.

Each Pear Tree Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Pear Tree Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pear Tree Fund believes are requested on behalf of market timers. Each Pear Tree Fund reserves the right to reject any purchase request by any investor or financial institution if the Pear Tree Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Pear Tree Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pear Tree Fund. The Pear Tree Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Pear Tree Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Pear Tree Funds may impose further restrictions on trading activities by market timers in the future. The Pear Tree Funds’ prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Investing Through a Broker or Other Financial Intermediary

The Pear Tree Funds have authorized one or more brokers or other financial intermediaries to receive on their behalf purchase, exchange, and redemption orders. Such brokers and other financial intermediaries are authorized to designate other intermediates to receive purchase and redemption orders on the Pear Tree Funds’ behalf. Each Pear Tree Fund will be deemed to have received a purchase, exchange or redemption order when an authorized broker or financial intermediary or, if applicable, such person’s designee receives the order. Customer orders will be priced at the applicable Pear Tree Fund’s net asset value next computed after the orders are received by an authorized broker or financial intermediary or such person’s authorized designee. Investors that effect transactions through a broker, financial intermediary or a designee may be charged a fee by the broker, financial intermediary or designee.

Institutional Class and/or R6 Shares may be available on certain platforms sponsored by brokers that are not affiliated with the Pear Tree Funds, and the sponsors of those platforms may charge commissions on transactions in those shares. An investor should contact the platform’s sponsoring broker for information about the commissions it charges for such transactions. Shares of each Pear Tree Fund are available in multiple share classes that have different fees and expenses.

OTHER POLICIES

Each Pear Tree Fund reserves the right to:

•	Charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. A Pear Tree Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.
•	Revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;
•	Charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and
•	Suspend transactions in Pear Tree Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstance exist that makes it impracticable for the Pear Tree Funds to sell or value their portfolio securities.

Dividends and Distributions

Environmental Opportunities Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

All distributions will be automatically reinvested in additional shares of Environmental Opportunities Fund you own unless you elect to have dividends, capital gains, or both paid by check. If you elect to have dividends, capital gains or both paid by check, you will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least $10. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of Environmental Opportunities Fund. All distributions, whether received in shares or by check, are taxable and must be reported by you on your federal income tax returns.

If you elect to receive distributions paid in cash by check and (a) the U.S. Postal Service advises us that it could not deliver your check, or (b) your distribution check remains uncashed for more than six months after the date of issuance, the Pear Tree Funds may elect to cancel your check and in your name invest an amount equal to the amount of the cancelled check in additional shares of Environmental Opportunities Fund at the current day’s NAV.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting Environmental Opportunities Fund and its shareholders. The following assumes that Environmental Opportunities Fund’s shares will be treated as capital assets in the hands of each shareholder. Circumstances among investors will vary, so you are encouraged to consult with your own tax advisor regarding the impact of an investment in the Environmental Opportunities Fund with respect to your specific tax situation prior to making an investment in the Environmental Opportunities Fund. Environmental Opportunities Fund will distribute all, or substantially all, of its net investment income and net capital gains to its respective shareholders each year. Although Environmental Opportunities Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to shareholders of the fund as ordinary income under federal income tax laws, whether paid in cash or in additional shares. Distributions from net long-term gains recognized by a fund are taxable as long-term taxable gains regardless of the length of time a shareholder has held the shares and whether the distribution is paid in cash or additional shares. All such distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.

Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by Environmental Opportunities Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 20 percent, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by Environmental Opportunities Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your Environmental Opportunities Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Environmental Opportunities Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of Environmental Opportunities Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from Environmental Opportunities Fund, if any, that is exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of Environmental Opportunities Fund through a financial intermediary, that entity will provide this information to you.

Environmental Opportunities Fund intends to elect to be taxed each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level with respect to income and gains from investments that are distributed to shareholders. However, should Environmental Opportunities Fund fail to qualify as a regulated investment company, it would be subject to taxation at the fund level and therefore, would have less income available for distribution.

Environmental Opportunities Fund is required to withhold a legally determined portion, currently 24 percent, of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Environmental Opportunities Fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in Environmental Opportunities Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.

Foreign Income Taxes. Investment income received by Environmental Opportunities Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle Environmental Opportunities Fund to a reduced rate of such taxes or exemption from taxes on such income.

If more than 50 percent in value of Environmental Opportunities Fund’s total assets at the close of any taxable year consists of securities of foreign corporations [(which is likely)], the Environmental Opportunities Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Environmental Opportunities Fund. Environmental Opportunities Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Environmental Opportunities Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends you receive from the Environmental Opportunities Fund and your allocable share of foreign income taxes paid by the Environmental Opportunities Fund. You would be entitled to treat the foreign income taxes paid as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat your allocable share of the foreign income taxes paid by the Environmental Opportunities Fund as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that Environmental Opportunities Fund will qualify to make the Foreign Election; however, Environmental Opportunities Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

APPENDIX C – FINANCIAL HIGHLIGHTS OF ACQUIRED FUND

Essex Environmental Opportunities Fund - Institutional Class

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.10	$10.71	$10.00

Investment operations:
Net investment loss	(0.03)	— (a)	(0.03)
Net realized and unrealized gain (loss)	2.65	(0.61)	0.74
Total from investment operations	2.62	(0.61)	0.71

Net asset value, end of year	$12.72	$10.10	$10.71

Total Return(b)	25.94%	(5.70)%	7.10%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$22,494	$8,893	$6,286
Ratio of net expenses to average net assets	0.99%	1.03%	1.18%
Ratio of expenses to average net assets before waiver and reimbursement	2.41%	3.97%	4.69%
Ratio of net investment loss to average net assets	(0.37)%	(0.02)%	(0.36)%
Portfolio turnover rate(c)	37%	30%	23%

(a)	Rounds to less than $0.005 per share.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Essex Environmental Opportunities Fund - Investor Class
Financial Highlights

(For a share outstanding during each year)

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.05	$10.69	$10.00

Investment operations:
Net investment loss	(0.06)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.64	(0.62)	0.72
Total from investment operations	2.58	(0.64)	0.69

Net asset value, end of year	$12.63	$10.05	$10.69

Total Return(a)	25.67%	(5.99)%	6.90%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$44	$16	$17
Ratio of net expenses to average net assets	1.24%	1.28%	1.43%
Ratio of expenses to average net assets before waiver and reimbursement	2.66%	4.22%	4.94%
Ratio of net investment loss to average net assets	(0.63)%	(0.24)%	(0.54)%
Portfolio turnover rate(b)	37%	30%	23%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Statement of Additional Information

[July 19], 2021

Unified Series Trust

On behalf of

Essex Environmental Opportunities Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Pear Tree Essex Environmental Opportunities Fund

a series of Pear Tree Funds

55 Old Bedford Road

Lincoln, Massachusetts 01773

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated [July ____, 2021] (the “Prospectus”) for the Special Meeting of Shareholders of Essex Environmental Opportunities Fund, (the “Target Fund”), a series of Unified Series Trust, an Ohio business trust, to be held on [       ], 2021. A copy of the Prospectus is available by calling toll free [phone number].

This SAI relates specifically to the proposed reorganization of the Target Fund into Pear Tree Essex Environmental Opportunities Fund (the “Acquiring Fund”), a newly created series of Pear Tree Funds. This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

1.	The Prospectus and Statement of Additional Information of the Target Fund dated December 29, 2020 (filed via EDGAR on December 28, 2020, Accession No. 0001398344-20-025131);

2.	The Annual Report to Shareholders of the Target Fund for the fiscal year ended August 31, 2020 (filed via EDGAR on November 5, 2020, Accession No. 00001398344-20-021419); and

3.	The Semi-Annual Report to Shareholders of the Target Fund for the semi-annual period ended February 28, 2021 (filed via EDGAR on May 6, 2021, Accession No. 0001580642-21-002234).

The Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund.  For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

Pear Tree Advisors, Inc. serves as the Acquiring Fund’s investment adviser (the “Adviser” or “Pear Tree”).

Essex Investment Management Company, LLC will serve as the Acquiring Fund’s sub-adviser (the “Sub-Adviser”).

This SAI contains information about the Acquiring Fund. The term “Fund” as used in this SAI, refers to the Acquiring Fund.

TABLE OF CONTENTS

[to be updated]

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FUND HISTORY

The Trust was established in 1983 as a business trust under Massachusetts law. A copy of the Second Amended and Restated Declaration of Trust dated May 25, 2011, as amended, is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts. The Trust was originally called “The Quantitative Group of Funds” and it did business under the name “Quant Funds.”

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

Pear Tree Essex Environmental Opportunities Fund (“Environmental Opportunities Fund”) is a new series of the Trust. There are currently six other series of the Trust.

Pear Tree Advisors, Inc. (the “Manager”) serves as the investment manager to Environmental Opportunities Fund, and Essex Investment Management Company, LLC serves as the investment sub-adviser of Environmental Opportunities Fund (the “Sub-Adviser”).

The Predecessor Fund.  The Essex Environmental Opportunities Fund (the “Predecessor Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 7, 2017 and commenced operations on September 1, 2017. Effective at the close of business on [ ], 2021, the Predecessor Fund was reorganized into Environmental Opportunities Fund. The Predecessor Fund’s Institutional Class was reorganized into Environmental Opportunities Fund’s Institutional Shares and the Predecessor Fund’s Investor Class was reorganized into Environmental Opportunities Fund’s Ordinary Shares.

Otherwise, terms capitalized in this SAI but not defined herein have the same meanings as in the Prospectus.

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INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The Prospectus presents the investment objective and the principal investment strategies and risks of the Environmental Opportunities Fund. This section supplements the disclosure in the Prospectus and provides additional information on the Environmental Opportunities Fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Environmental Opportunities Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances (e.g., temporary borrowing of money), will not be considered in determining whether the investment complies with the Environmental Opportunities Fund’s restrictions and policies. There is no assurance that the Environmental Opportunities Fund’s objective will be achieved.

Environmental Opportunities Fund may invest in any of the following financial instruments unless otherwise provided in the Prospectus or below.

(a)	Securities and Other Instruments, Other Than Derivatives

Equity Securities

Environmental Opportunities Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. Environmental Opportunities Fund’s equity securities may be denominated in foreign currencies and may be held outside the U.S. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Environmental Opportunities Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

Fixed Income Securities

Environmental Opportunities Fund may invest in fixed income securities of any maturity. Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the Environmental Opportunities Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by the Environmental Opportunities Fund’s Sub-Adviser.

Fixed income securities rated below investment grade are commonly referred to as “high-yield bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

[Environmental Opportunities Fund may not invest more than 10 percent of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality. The following are certain risks associated with investments in fixed income securities. ]

•	Interest Rate Risk - the risk that rates will rise causing the value of the instrument to fall, credit risk, that is, the risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the Environmental Opportunities Fund’s income and the market value of, the instrument.

•	Credit Risk - The risk that the issuer of the fixed income security, and if guaranteed, the guarantor of the security, will default on its obligation to pay principal, interest or both. Generally, lower rated securities have a higher likelihood of defaulting than a higher rated security.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected) — the risk that the holder may have to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

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•	Liquidity Risk - the risk that the Environmental Opportunities Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the holder.

U.S. Government Obligations

The types of U.S. Government obligations in which Environmental Opportunities Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Environmental Opportunities Fund may purchase U.S. Government obligations on a forward commitment basis.

Convertible Securities

Environmental Opportunities Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed- income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Repurchase Agreements

Environmental Opportunities Fund may enter into repurchase agreements with banks and other financial institutions, such as broker- dealers. Under a repurchase agreement, Environmental Opportunities Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. In substance, a repurchase agreement is a cash loan with securities as collateral and the higher repurchase price reflecting the borrowing costs of the counterparty. The securities purchased by the Environmental Opportunities Fund have a total value in excess of the purchase price paid by the Environmental Opportunities Fund and are held by the Environmental Opportunities Fund’s custodian bank or another Trustees-approved custodian bank until repurchased. Repurchase agreements assist the Environmental Opportunities Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Sub-Adviser continually monitors and considers satisfactory. If the other party or “seller” defaults, the Environmental Opportunities Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Environmental Opportunities Fund are less than the repurchase price and the Environmental Opportunities Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Environmental Opportunities Fund could suffer additional losses if a court determines that the Environmental Opportunities Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Sub-Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to Environmental Opportunities Fund’s shareholders.

No more than 5 percent of the value of Environmental Opportunities Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days. Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see “— Illiquid Securities,” below). In addition, Environmental

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Opportunities Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

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Reverse Repurchase Agreements

Environmental Opportunities Fund may enter reverse repurchase agreements, however, because of the risks associated with that type of agreement, generally will do so only in limited situations and then only with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, Environmental Opportunities Fund transfers possession of portfolio securities, that is, sells them, to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value (reflecting an amount that is usually more than the amount of cash received) and agrees to repurchase the securities at a future date by repurchasing them for an amount that is more than the original sale price. Environmental Opportunities Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from Environmental Opportunities Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated on the Environmental Opportunities Fund’s records while a reverse repurchase agreement is in effect.

Reverse repurchase agreements involve the risk that the market value of securities sold by the Environmental Opportunities Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing, which can be for, among other things, temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Environmental Opportunities Fund. If the other party or “seller” defaults, Environmental Opportunities Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Environmental Opportunities Fund are less than the repurchase price and the Environmental Opportunities Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, Environmental Opportunities Fund could suffer additional losses if a court determines that the Environmental Opportunities Fund’s interest in the collateral is not enforceable.

Investments in Other Collective Investment Funds

Environmental Opportunities Fund may invest in shares of other collective investment funds, including open-end mutual funds, closed-end funds, and exchange-traded funds (“ETFs”), including income trusts and inverse and leveraged ETFs, as well as business development companies (“BDCs”), that invest principally in securities, as well as in ETFs that invest principally in commodities. Environmental Opportunities Fund may purchase the securities of another collective investment fund to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. Environmental Opportunities Fund may also purchase shares of another collective investment fund to gain exposure to the securities or commodities in the collective investment fund’s portfolio at times when the Environmental Opportunities Fund may not be able to buy those securities or commodities directly. Any investment by Environmental Opportunities Fund in another collective investment fund would be consistent with the Environmental Opportunities Fund’s objective and investment program.

The risks of owning another collective investment fund are generally similar to the risks of investing directly in the securities or commodities in which that collective investment fund invests. However, a collective investment fund may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Environmental Opportunities Fund’s performance.

In addition, because some closed-end funds and all ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

As a shareholder of a collective investment fund, Environmental Opportunities Fund must pay its pro-rata share of that collective investment fund’s fees and expenses. Environmental Opportunities Fund’s investments in other collective investment funds that invest principally in securities may be subject to limits that apply under the 1940 Act.

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Real Estate Investment Trusts

Environmental Opportunities Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs generally are not taxed on income distributed to shareholders provided they comply with the applicable income tax rules. In some cases, the Pear Tree Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by Environmental Opportunities Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Section 4(2) Commercial Paper

Environmental Opportunities Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) (formerly Section 4(2)) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

Asset-Backed Securities

Environmental Opportunities Fund may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and Environmental Opportunities Fund

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would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5 percent of the Environmental Opportunities Fund’s total assets by issuer.

When-Issued Transactions

Environmental Opportunities Fund may invest in when-issued securities. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Environmental Opportunities Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-quality debt securities equal to the amount of the above commitments will be segregated on the Environmental Opportunities Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Environmental Opportunities Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Environmental Opportunities Fund.

Securities purchased on a when-issued basis and held by the Environmental Opportunities Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income Environmental Opportunities Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in Environmental Opportunities Fund’s net asset value.

When payment for when-issued securities is due, Environmental Opportunities Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Environmental Opportunities Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Investment in Initial Public Offerings

To the extent consistent with its investment objective, Environmental Opportunities Fund may invest up to 5 percent of its total net assets (at time of purchase) in equity securities being offered in initial public offerings (“IPO”). The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPO’s are smaller capitalization companies that present the risks of such companies described in “Principal Risks for the Environmental Opportunities Fund” in the Prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPO’s could represent a significant portion of Environmental Opportunities Fund’s investment performance. Environmental Opportunities Fund cannot assure that investments in IPO’s will continue to be available to the Environmental Opportunities Fund or, if available, will result in positive investment performance, particularly during times when the Environmental Opportunities Fund is of smaller size. In addition, as the Environmental Opportunities Fund’s assets increase, the impact of investments in IPO’s on the overall performance of the Environmental Opportunities Fund is likely to decrease.

Environmental Opportunities Fund may sell stocks purchased in IPO’s shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPO’s, the Environmental Opportunities Fund may continue to hold such stocks for longer-term investment if the Environmental Opportunities Fund’s Sub-Adviser believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, the Environmental Opportunities Fund may purchase newly public stocks in the secondary market if the Environmental Opportunities

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Fund’s Sub-Adviser determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering

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may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

Short Sales

Environmental Opportunities Fund may sell securities “short against the box.” A short sale involves the Environmental Opportunities Fund borrowing securities from a broker and selling the borrowed securities. The Environmental Opportunities Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Environmental Opportunities Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Environmental Opportunities Fund intends to use such short sales against the box to hedge. For example, when Environmental Opportunities Fund believes that the price of a current portfolio security may decline, the Environmental Opportunities Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Environmental Opportunities Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If Environmental Opportunities Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Environmental Opportunities Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Environmental Opportunities Fund may make short sales against the box.

Special Situations

Environmental Opportunities Fund may make carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) which could enhance Environmental Opportunities Fund’s capital appreciation potential. These investments are generally illiquid and the risks of investing in them vary. See “— Illiquid Securities,” below.

Illiquid Securities

Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that Environmental Opportunities Fund may have difficulty, or may even be legally precluded from, selling within a particular time. Environmental Opportunities Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. Environmental Opportunities Fund will not purchase any such security if the purchase would cause the Environmental Opportunities Fund to hold more than 15 percent of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven (7) days are considered illiquid for purposes of this restriction.

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The principal risk of investing in illiquid securities is that the Environmental Opportunities Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Environmental Opportunities Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

(b)	Derivatives

Equity Swaps

Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, Environmental Opportunities Fund will minimize this risk by entering into agreements only with counterparties that the Sub-Adviser to Environmental Opportunities Fund deems creditworthy. Swap agreements bear the risk that Environmental Opportunities Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay. To gain additional market exposure, Environmental Opportunities Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the Sub-Adviser uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Total Rate of Return Swaps

Environmental Opportunities Fund may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Environmental Opportunities Fund than if they had invested directly in an instrument that yielded that desired return.

Interest Rate Swaps and Other Transactions

Environmental Opportunities Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Environmental Opportunities Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Environmental Opportunities Fund receiving or paying, as the case may be, only the net amount of the two payments. When Environmental Opportunities Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Environmental Opportunities Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date.

The net amount of the excess, if any, of Environmental Opportunities Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Environmental Opportunities Fund’s Custodian. To the extent that the Environmental Opportunities Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Environmental Opportunities Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. Environmental Opportunities Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.

If there is a default by the other party to such a transaction, the Environmental Opportunities Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Environmental Opportunities Fund will diminish compared to what it would have been if this investment technique was not used. The Environmental Opportunities Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other

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underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Environmental Opportunities Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Environmental Opportunities Fund’s risk of loss consists of the net

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amount of interest payments that the Environmental Opportunities Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Environmental Opportunities Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

Forward Commitments

Environmental Opportunities Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Environmental Opportunities Fund holds, and maintains until the settlement date in a segregated account with the Environmental Opportunities Fund’s custodian, cash or short-term debt obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Environmental Opportunities Fund’s other assets. Environmental Opportunities Fund will generally enter into forward commitments for hedging purposes or with the intention of acquiring securities for its portfolio, the Environmental Opportunities e Fund may dispose of a commitment prior to settlement if the Environmental Opportunities Fund’s Sub-Adviser deems it appropriate to do so. Environmental Opportunities Fund may realize short-term profits or losses upon the sale of forward commitments.

Warrants

Environmental Opportunities Fund may invest in warrants purchased as units or attached to securities purchased by the Environmental Opportunities Fund. Warrants provide Environmental Opportunities Fund with the right to purchase an equity security at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Options

Exchange Traded Options.

Environmental Opportunities Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that the Environmental Opportunities Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. Environmental Opportunities Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. Environmental Opportunities Fund may also write call options to partially hedge a possible stock market decline. Covered call options generally would not be written by Environmental Opportunities Fund except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Environmental Opportunities Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as Environmental Opportunities Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. Environmental Opportunities Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Environmental Opportunities Fund will be able to effect such transactions at any particular time or at an acceptable price. If the Environmental Opportunities Fund was unable to enter into a closing purchase transaction, the principal risks to the Environmental Opportunities Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call

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option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of the Environmental Opportunities Fund, especially during periods when market prices of the underlying securities appreciate.

Writing Covered Call Options. Environmental Opportunities Fund is authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates Environmental Opportunities Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Environmental Opportunities Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Environmental Opportunities Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Environmental Opportunities Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, Environmental Opportunities Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Environmental Opportunities Fund effects a closing purchase transaction.

Writing Covered Put Options. The Environmental Opportunities Fund is authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options. When Environmental Opportunities Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Environmental Opportunities Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Environmental Opportunities Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Environmental Opportunities Fund has written, however, the Environmental Opportunities Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The Environmental Opportunities Fund may write put options as an alternative to purchasing actual securities. If security prices rise, Environmental Opportunities Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Environmental Opportunities Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Environmental Opportunities Fund would expect to suffer a loss. This loss should be less than the loss the Environmental Opportunities Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Environmental Opportunities Fund is authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option Environmental Opportunities Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Environmental Opportunities Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Environmental Opportunities Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Environmental Opportunities Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Environmental Opportunities Fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by Environmental Opportunities Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Environmental Opportunities Fund also is authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). Environmental Opportunities Fund will purchase call options only in connection with “closing purchase transactions.” The Environmental Opportunities Fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by Environmental Opportunities Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures Options. Environmental Opportunities Fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board

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of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Environmental Opportunities Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

Environmental Opportunities Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. Environmental Opportunities Fund will enter into a futures contract only if the contract is “covered” or if the Environmental Opportunities Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). Environmental Opportunities Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5 percent of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. Environmental Opportunities Fund may engage in “over-the-counter” (OTC) options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Environmental Opportunities Fund will acquire only those OTC options for which the Sub-Adviser believes the Environmental Opportunities Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Environmental Opportunities Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (a) the market value of outstanding OTC options held by Environmental Opportunities Fund; (b) the market value of the underlying securities covered by outstanding OTC call options sold by Environmental Opportunities Fund; (c) margin deposits on Environmental Opportunities Fund’s existing OTC options on futures contracts; and (d) the market value of all other assets of Environmental Opportunities Fund that are illiquid or are not

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otherwise readily marketable, would exceed 15 percent of its net assets, taken at market value. However, if an OTC option is sold by Environmental Opportunities Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and Environmental Opportunities Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Environmental Opportunities Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, Environmental Opportunities Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Sub-Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, Environmental Opportunities Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, Environmental Opportunities Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which Environmental Opportunities Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

Environmental Opportunities Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by Environmental Opportunities Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Environmental Opportunities Fund’s records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause Environmental Opportunities Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Environmental Opportunities Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Sub-Adviser believes the Environmental Opportunities Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on Environmental Opportunities Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by Environmental Opportunities Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom Environmental Opportunities Fund has an open position in an option, a futures contract or related option.

To the extent that the Environmental Opportunities Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Environmental Opportunities Fund to the effects of leverage, which could increase the Environmental Opportunities Fund’s exposure to the market and magnify potential losses. The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures. Environmental Opportunities Fund is

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operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Valuation of Derivatives. For purposes of determining compliance with restrictions applicable to investments in derivatives that are based upon a percentage of Environmental Opportunities Fund’s assets, including for purposes of determining compliance with the requirement to invest at least 80 percent of the Environmental Opportunities Fund’s assets in a specific type of security, as disclosed in the description of the principal investment strategy of the Environmental Opportunities Fund in the Prospectus, Environmental Opportunities Fund values derivatives using fair value rather than notional value.

(c)	Foreign Securities, Instruments, Currencies and Transactions and Specific Risks

Depository Receipts

Environmental Opportunities Fund may invest in American Depository Receipts (“American Depositary Receipts, or ADRs,”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). American Depositary Receipts, or ADRs, EDRs and GDRs (collectively, “Depository Receipts”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. American Depositary Receipts, or ADRs, are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts, or ADRs, continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depository Receipts may be sponsored or unsponsored. Unsponsored Depository Receipts are established without the participation of the issuer. Unsponsored Depository Receipts differ from Depository Receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since Environmental Opportunities Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of Environmental Opportunities Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Environmental Opportunities Fund may incur costs in connection with conversions between various currencies.

Environmental Opportunities Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Environmental Opportunities Fund will generally not enter into a forward contract with a term of greater than one year. the Environmental Opportunities Fund’s Custodian (as defined below) will place cash or liquid securities into a segregated account of the series in an amount equal to the value of the Environmental Opportunities Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Environmental Opportunities Fund’s commitments with respect to such contracts.

Environmental Opportunities Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when Environmental Opportunities Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Environmental Opportunities Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject

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foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when Environmental Opportunities Fund’s Sub-Adviser believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Environmental Opportunities Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, Environmental Opportunities Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Environmental Opportunities Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Environmental Opportunities Fund. The precise matching of the forward contract amounts, and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Environmental Opportunities Fund may commit a substantial portion, or up to 75 percent of the value of its assets, to the consummation of these contracts. The Environmental Opportunities Fund’s Sub-Adviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Environmental Opportunities Fund and the flexibility of the Environmental Opportunities Fund to purchase additional securities. Other than as set forth above, the Environmental Opportunities Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Environmental Opportunities Fund to deliver an amount of foreign currency in excess of the value of the Environmental Opportunities Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Environmental Opportunities Fund’s Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Environmental Opportunities Fund will be served.

At the maturity of a forward contract, the Environmental Opportunities Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for Environmental Opportunities Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Environmental Opportunities Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Environmental Opportunities Fund is obligated to deliver.

If Environmental Opportunities Fund retains the portfolio security and engages in an offsetting transaction, the Environmental Opportunities Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Environmental Opportunities Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Environmental Opportunities Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Environmental Opportunities Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Environmental Opportunities Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Environmental Opportunities Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Environmental Opportunities Fund’s Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged

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currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs)

ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Events Causing Significant Market Volatility

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included the following: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed- income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the U.S. and abroad, any decision by the Federal Reserve to adjust the target Fed-funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on a fund.

Political turmoil within the U.S. and abroad may also impact a fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the U.S. and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s

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ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of Environmental Opportunities Fund.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect Environmental Opportunities Fund’s performance, the performance of the securities in which Environmental Opportunities Fund invests and may lead to losses on your investment in Environmental Opportunities Fund. Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

(d)	Defensive Strategies & Liquidity

At times, the Sub-Adviser may judge that market conditions make pursuing the Environmental Opportunities Fund’s investment strategies inconsistent with the best interests of its shareholders. The Environmental Opportunities Fund’s Sub-Adviser may then temporarily use defensive strategies that are mainly designed to limit the Environmental Opportunities Fund’s losses. Although the Environmental Opportunities Fund’s Sub-Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Environmental Opportunities Fund to miss out on investment opportunities and may prevent the Environmental Opportunities Fund from achieving its goal.

Environmental Opportunities Fund may invest in cash, cash equivalents, and short-term debt obligations for defensive purposes, as well as for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term debt obligations may include obligations of the U.S. government and securities of foreign governments. Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks and foreign banks having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by S&P, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or the Environmental Opportunities Fund’s Sub-Adviser, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

(e)	Portfolio Turnover

A change in securities held by Environmental Opportunities Fund is known as “portfolio turnover” and almost always involves the payment by the Environmental Opportunities Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be

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borne directly by the Environmental Opportunities Fund and may affect taxes paid by shareholders to the extent taxable gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by Environmental Opportunities Fund.

The portfolio turnover for the Predecessor Fund for the fiscal year ended August 31, 2020 was 37%. The portfolio turnover for the Predecessor Fund for the fiscal year ended August 31, 2019 was 30%.

(f)	Description of Benchmark Indices.

The following is a description of the index against which Environmental Opportunities Fund measures its performance.

Environmental Opportunities Fund measures its performance against the MSCI World Index. The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. MSCI World Index is a registered trademarks or service marks of MSCI Inc. or its subsidiaries.

(g)	Diversification Policy

The 1940 Act requires each “management company,” such as Environmental Opportunities Fund, be classified as a “diversified company” or a “non-diversified company.” A “diversified company” is a management company that meets the following requirements: At least 75 percent of the value of its total assets is represented by (a) cash and cash items (including receivables), (b) government securities, (c) securities of other investment companies, and (d) other securities that are limited in respect of any one issuer to an amount (i) not greater in value than 5 percent of the value of the total assets of such management company and (ii) not more than 10 percent of the outstanding voting securities of such issuer. A “non-diversified company” is any management company other than a diversified company.

Environmental Opportunities Fund is classified as a diversified company. If Environmental Opportunities Fund sought to change its classification to a non-diversified company, the 1940 Act requires that that Environmental Opportunities Fund’s shareholders approve such reclassification.

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INVESTMENT RESTRICTIONS OF THE ENVIRONMENTAL OPPORTUNITIES FUND

Fundamental Investment Restrictions.

Environmental Opportunities Fund has adopted certain fundamental investment restrictions, as listed below, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Environmental Opportunities Fund. For this purpose, a majority of the outstanding shares of the Environmental Opportunities Fund means the vote of the lesser of:

1.	67 percent or more of the shares represented at a meeting, if the holders of more than 50 percent of the outstanding shares are present in person or by proxy, or

2.	More than 50 percent of the outstanding shares of the Environmental Opportunities Fund.

Environmental Opportunities Fund may not:

•	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300 percent for all borrowings of Environmental Opportunities Fund ; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5 percent of Environmental Opportunities Fund ’s total assets at the time when the borrowing is made. This limitation does not preclude Environmental Opportunities Fund from entering into reverse repurchase transactions, provided that Environmental Opportunities Fund has an asset coverage of 300 percent for all borrowings and repurchase commitments of Environmental Opportunities Fund pursuant to reverse repurchase transactions.

•	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by Environmental Opportunities Fund , provided that Environmental Opportunities Fund ’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

•	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), Environmental Opportunities Fund may be deemed an underwriter under certain federal securities laws.

•	Purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude Environmental Opportunities Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

•	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude Environmental Opportunities Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

•	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

•	Invest 25 percent or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

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The following statements are not part of the investment restriction.

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25 percent of Environmental Opportunities Fund ’s total assets. When identifying industries for purposes of its concentration policy, the Environmental Opportunities Fund will rely upon available industry classifications. The Environmental Opportunities Fund’s policy on concentration does not apply to investments in U.S. government securities.

“Invest,” as used in the investment restrictions above, means to purchase or otherwise acquire a financial instrument, or to sell or otherwise dispose of a financial instrument.

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TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Robert M. Armstrong (Born: March 1939)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998 – Present)	7	None

John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/ Drislane Brokerage) (distributor of financial products, including insurance) (1984 – Present)	7	None

William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010 – Present); Principal, William H. Dunlap & Company (consulting firm)(2005 – Present); Director, Merrimack County Savings Bank (2005 – Present); Trustee, New Hampshire Mutual Bancorp (2013 – Present)	7	None

Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998 – Present); CFO, Fore River Company (2002 – Present)	7	None

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Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
Willard L. Umphrey (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	7	U.S. Boston Corporation;
U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985 – 9/30/2004)	N/A	Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.;
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.;
U.S. Boston Capital Corporation; Woundcheck Laboratories

Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)	Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.ce Consultant (2007 to
			2015)	N/A	None

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NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None

Thomas Buckley (Born: April 1985)	Clerk	(July 2018 to Present)	Legal Product Manager, Pear Tree Advisors, Inc.; Compliance Officer, Cantella & Co., Inc. (2/2018 – 7/2018);
Compliance and Operations Associate, Arthur W. Wood Company (6/2016
			–2/2018); Logistics Supervisor, Planet Eclipse LLC (1/2005 – 6/2016)	N/A	None

John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present); Partner, Nutter, McClennen & Fish LLP (6/2012 to 4/2016)	N/A	None

Notes:

(1)	The principal occupations of the Trustees and officers of the Trust for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers.
(2)	Mr. Umphrey is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the Manager and the Pear Tree Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).

Unless disclosed in a table above, no Trustee or officer of the Pear Tree Funds held during the past five years any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of that act or any company registered as an investment company under the 1940 Act.

Leadership Structure, Qualifications and Responsibilities of the Trustees of the Trust

The Trustees of the Trust are responsible for the oversight of the business of the Trust. The Trustees meet periodically throughout the year to oversee the Pear Tree Funds’ activities, review contractual arrangements with companies that provide services to the Pear Tree Funds and review the Pear Tree Funds’ performance. The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Pear Tree Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Pear Tree Funds, including the Manager and the Sub-Advisers, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Pear Tree Funds, and exercising general service provider oversight. The Trustees have engaged the Manager to manage each Pear Tree Fund on a day-to-day basis subject to their oversight.

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Leadership Structure and the Board of Trustees.

The Trust currently has five Trustees, including four Trustees who are not “interested persons” of any Pear Tree Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). The other Trustee is affiliated with each of the Manager and the Distributor.

The Trustees have appointed Mr. Umphrey to serve in the role of Chairman. Mr. Umphrey is the President of the Manager and a director of the Distributor. The Independent Trustees have designated Mr. Bulbrook as the Lead Independent Trustee. The Lead Independent Trustee participates in the preparation of agendas for the Trustees’ meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Manager, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time. The Trustees have determined that the Trustees’ leadership and committee structure is appropriate because it provides a structure for the Trustees to work effectively with management and service providers and facilitates the exercise of the Trustees’ independent judgment. The Trustees’ leadership structure permits important roles for the President of the Manager, who serves as Chairman of the Trust and oversees the Manager’s day-to-day management of the Pear Tree Funds, and the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees. In addition, the Audit Committee, the sole Committee of the Trustees, provides for: (a) effective oversight of accounting and financial reporting responsibilities, and (b) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues. Except for any duties specified herein or pursuant to the Trust’s Second Amended and Restated Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as Trustee generally. The Trustees conduct an annual evaluation of the performance of the Trustees, including the effectiveness of (i) the Audit Committee and the structure of having a single committee, (ii) the Trustees’ oversight of the Pear Tree Funds, and (iii) the Trustees’ development and implementation of governance policies. The leadership structure of the Trustees may be changed, at any time and in the discretion of the Trustees, including in response to changes in circumstances or the characteristics of the Pear Tree Funds.

Oversight of Risk.

The Trustees oversee risk as part of their general oversight of the Pear Tree Funds. The Pear Tree Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Pear Tree Funds’ officers, the Manager, the Distributor and other Fund service providers perform risk management as part of the day-to-day operations of the Pear Tree Funds. The Trustees recognize that it is not possible to identify all risks that may affect the Pear Tree Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Trustee and Audit Committee activities, including the following: (a) at regular Trustees’ meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Pear Tree Funds; (b) reviewing the compliance policies and procedures of the Trust (including the Pear Tree Funds), the Manager and the Sub-Advisers; (c) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (d) receiving and reviewing reports regarding key service providers; (e) receiving reports from the Chief Compliance Officer of the Pear Tree Funds and other senior officers of the Trust and the Manager regarding compliance matters affecting the Trust (including the Pear Tree Funds) and their service providers; and (f) meeting with the Manager’s personnel to discuss risks related to the Pear Tree Funds’ investments. The Trustees may, at any time and in their discretion, change the manner in which they conduct their risk oversight role.

The Trustees have one standing committee, an Audit Committee, as described below:

Audit Committee.

The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; recommend to the Trustees the appointment and/or replacement of the independent registered public accounting firm (the “Auditor”) for the Trust; and to act as a liaison between the Auditor and all of the Trustees. The Audit Committee comprises all of the Independent Trustees. Mr. Marshall is the Chairman of the Audit Committee. In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (a) oversee the Trust’s accounting and financial

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reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) approve the terms of the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (d) act as a liaison between the Auditor and the Trustees.

The Audit Committee also acts as a nominating committee, as necessary from time to time, to identify, interview and recommend to all of the Trustees candidates for consideration as nominees to serve as Independent Trustees. Neither the Audit Committee nor the Trust has adopted procedures for shareholders to submit recommendations for nomination as a Trustee.

The Audit Committee meets as often as necessary or appropriate to discharge its functions, and it will meet at least once annually. During the fiscal year ended March 31, 2020, the Audit Committee did not meet with respect to the Environmental Opportunities Fund as it had not yet begun operations.

Trustees’ Qualifications and Experience.

The governing documents for the Trust do not set forth any specific qualifications that a person must meet in order to serve as a Trustee. As noted above, a majority of the Trustees are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Pear Tree Funds, the ability to interact effectively with the Manager and other service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his duties effectively has been attained through: (a) the individual’s business and professional experience and accomplishments; (b) the individual’s experience working with the other Trustees and management; (c) the individual’s prior experience serving in executive positions and/or on the boards of other companies and organizations; and (d) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor is decisive in determining that an individual should serve as a Trustee. Set forth below is a brief description of the specific experience of each Trustee. Additional details regarding the background of each Trustee are included in the chart earlier in this section.

Robert M. Armstrong. Mr. Armstrong has served as a Trustee since 1985. Mr. Armstrong has more than 30 years of business experience in the real estate and consulting areas, including serving as a chief financial officer. Mr. Armstrong has also served on the board of a public company.

John M. Bulbrook. Mr. Bulbrook has served as a Trustee since 1985. He serves as the current Lead Independent Trustee. Mr. Bulbrook has more than 30 years of experience in the insurance and risk management industry, including serving as chief executive officer of a distributor of insurance products.

William H. Dunlap. Mr. Dunlap has served as a Trustee since 2006. Mr. Dunlap has more than 30 years of experience in consumer sales, consulting and non-profit management, including senior management experience. Mr. Dunlap also serves on the board of directors of a bank holding company and its savings bank subsidiary.

Clinton S. Marshall. Mr. Marshall has served as a Trustee since 2003. He currently serves as the Chairman of the Audit Committee. Mr. Marshall has over 30 years of business and financial experience, including time as Chief Financial Officer. Through his company Mr. Marshall serves as the chief financial officer and in other financial capacities for a number of startup and more established businesses throughout northern New England. Additionally, Mr. Marshall has also served on the board of directors of other corporations.

Willard L. Umphrey. Mr. Umphrey has served as a Trustee since 1985. He is the President of the Manager and a director of the Distributor.

Trustee Compensation

The Pear Tree Funds currently pay each Independent Trustee an annual retainer in the amount of $42,500. The Independent Trustees have elected to waive $1,000 of such amount for the fiscal year beginning April 1, 2020. Additionally, the Pear Tree Funds pay each of the Lead Independent Trustee and the Chairperson of the Audit Committee an additional annual retainer in the amount of $3,000. The pro rata share of such compensation paid by the Environmental Opportunities Fund is based on Environmental Opportunities Fund ’s average net assets as a percentage of the average

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net assets of all of the Pear Tree Funds.

COMPENSATION TABLE*

for the fiscal year ended March 31, 2020

	Aggregate Compensation	Pension or Retirement Benefits Accrued as	Estimated Annual Benefits Upon	Total Compensation From the Trust and Fund
Name of Trustee	from the Trust	Part of Fund Expenses	Retirement	Complex Paid to Trustee
Robert M. Armstrong	$41,500	N/A	N/A	$41,500
John M. Bulbrook	$44,500	N/A	N/A	$44,500
William H. Dunlap	$41,500	N/A	N/A	$41,500
Clinton S. Marshall	$44,500	N/A	N/A	$44,500

•	No compensation was paid by the Environmental Opportunities Fund as it had not yet begun operations.

The Second Amended and Restated Agreement and Declaration of Trust of the Trust provides that the Pear Tree Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Pear Tree Funds, except if it is determined in the manner specified in the Second Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Pear Tree Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

TRUSTEE SHARE OWNERSHIP TABLE

At December 31, 2020, the Trustees did not own shares of the Environmental Opportunities Fund as it had not begun operations.

PRINCIPAL SHAREHOLDERS

As of [ ], 2021, the officers and Trustees of the Trust, as a group owned, of record or beneficially, none of the outstanding voting securities of the Environmental Opportunities Fund as it had not yet begun operations.

As of [ ], 2021, no persons or entities owned, of record or beneficially, 5 percent or more of the outstanding voting securities of the Environmental Opportunities Fund as it had not yet begun operations.

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THE MANAGER AND THE SUB-ADVISER

The Manager

The Manager is an affiliate of U.S. Boston Capital Corporation, the Environmental Opportunities Fund’s Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, together own 100 percent of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

The Management Contract

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage Environmental Opportunities Fund itself or select a sub-adviser to manage the Fund. In the latter case, the Manager monitors the Sub-Adviser’s investment program and results, reviews brokerage matters, oversees compliance by the Environmental Opportunities Fund with various federal and state statutes and the Environmental Opportunities Fund’s own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Environmental Opportunities Fund with office space, office equipment, and personnel necessary to operate and administer the Environmental Opportunities Fund’s business, and it provides general management and administrative services to the Environmental Opportunities Fund, including overall supervisory responsibility for the management and investment of the Environmental Opportunities Fund’s securities portfolios and for the provision of services by third parties such as the Environmental Opportunities Fund’s custodian.

After its initial two-year term, the Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Environmental Opportunities Fund, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of Environmental Opportunities Fund. The Management Contract automatically terminates on assignment and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Environmental Opportunities Fund pays all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the Environmental Opportunities Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Environmental Opportunities Fund’s shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments.

Pear Tree Fund expenses generally are allocated among and charged to the assets of the respective the Pear Tree Funds, and then further allocated between the classes thereof in accordance with the Pear Tree Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”). Allocations for most expenses are based on the relative net assets of each Pear Tree Fund and each class. Certain expenses attributable to a specific Pear Tree Fund or a specific class of Environmental Opportunities Fund are allocated to that Pear Tree Fund and class. In addition, the Trustees approve fee waivers and expense reimbursements for certain costs associated with providing regulatory and compliance services to the Pear Tree Funds. The Pear Tree Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Pear Tree Funds may be a party, and other expenses as determined by the Trustees. The Pear Tree Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Pear Tree Funds and the Manager have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with a Sub-Adviser (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Sub-Adviser for Environmental Opportunities Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with an unaffiliated Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination, and replacement. Shareholders of Environmental Opportunities Fund continue to

SAI-30

have the right to terminate the Advisory Contract applicable to Environmental Opportunities Fund at any time by a vote of the majority of the outstanding voting securities of the Environmental Opportunities Fund. Shareholders will be notified of any Sub-Adviser changes or other material amendments to an Advisory Contract that occurs under these arrangements.

Prior to [      ], 2021, the Essex Investment Management, LLC (“Essex” or the “Sub-Adviser”) served as investment adviser to the Predecessor Fund. For its advisory services, Essex was paid a fee at the annual rate of 0.75% of the average daily net assets of the Predecessor Fund. Essex had contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that the Predecessor Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Predecessor Fund’s business, do not exceed 0.99% of the Predecessor Fund’s average daily net assets. [Each waiver/expense payment by Essex to the Predecessor Fund is subject to recoupment by Essex from the Environmental Opportunities Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2020, Essex may seek recoupment from the Environmental Opportunities Fund of investment advisory fees waived and expenses reimbursed in the amounts of $201,573 no later than August 31, 2021, $189,034 no later than August 31, 2022, and $195,335 no later than August 31, 2023.]

The following table sets forth the advisory fees paid by the Predecessor Fund to Essex during the last three fiscal years.

Fiscal Year Ended	Advisory Fees Accrued	Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
August 31, 2018	$43,083	$(201,573)	$0
August 31, 2019	$48,208	$(189,034)	$0
August 31, 2020	$103,146	$(195,335)	$0

As compensation for services rendered, the Environmental Opportunities Fund pays the Manager a monthly management fee at the annual rate of [ ] percent of the average daily net assets.

A discussion regarding the basis for the Trustees’ approval of the Management Contract and the Advisory Contract relating to Environmental Opportunities Fund will be included in the Pear Tree Fund’s semi-annual report to shareholders for the period ended September 30. You can request the Pear Tree Fund’s most recent annual and semi-annual reports free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting Environmental Opportunities Fund representative at 1-800-326-2151. The reports are also available, free of charge, on www.peartreefunds.com.

Fee Waivers/Expense Limitations.

The Manager has contractually agreed until [July 31, 2022] to reimburse such portion of the expenses of Environmental Opportunities Fund attributable to Institutional Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Institutional Shares, other than extraordinary expenses, is not greater than [ ] percent of Environmental Opportunities Fund’s net assets attributable to Institutional Shares. The aggregate expenses of Environmental Opportunities Fund with respect to Ordinary and R6 Shares remain unchanged. This expense reimbursement or fee waiver agreement may not be terminated without the consent of the Pear Tree Funds

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Trustees.

Recoupment

The Manager has the right to recoup from Environmental Opportunities Fund any amount that had been waived by or reimbursed to the Predecessor Fund by the Sub-Adviser within the three years of having been waived or reimbursed, but only if such recoupment can be achieved without exceeding the lesser of the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. All amounts recouped by the Manager pursuant to the expense reimbursement or fee waiver agreement with respect to Environmental Opportunities Fund will be paid over to the Sub-Adviser. As of [__________ 2021], the aggregate amount of fees waived/expenses reimbursed by the Sub-Adviser to the Predecessor Fund that the Manager potentially could recoup and pay to the Sub-Adviser is $__________, Neither the Manager nor the Sub-Adviser has the right to recoup other amounts of expenses paid or waivers made by the Manager.

The Sub-Adviser

Pear Tree Essex Environmental Opportunities Fund

Essex Investment Management Company, LLC, located at 125 High Street, 18th Floor, Boston, MA 02110. The Adviser is controlled by Joseph C. McNay, Managing Member and Chairman of the Sub-Adviser.

Advisory Contracts

The Manager has an Advisory Contract relating to Environmental Opportunities Fund with the Sub-Adviser. Pursuant to the Advisory Contract, the Sub-Adviser to the Environmental Opportunities Fund furnishes an investment program for the Fund, makes investment decisions on behalf of the Environmental Opportunities Fund, places all orders for the purchase and sale of portfolio investments for the Environmental Opportunities Fund’s account with brokers or dealers selected by such Sub-Adviser and may perform certain limited, related administrative functions in connection therewith.

The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Sub-Adviser, the Manager or the Environmental Opportunities Fund, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Environmental Opportunities Fund. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Environmental Opportunities Fund, or by the Manager on not less than 30 days’ written notice or more than 60 days’ written notice or by the Sub-Adviser on not less than 30 days’ or more than 60 days’ written notice. The Advisory Contract may be amended without a vote of the shareholders of the Environmental Opportunities Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Trust and the Manager terminates generally or terminates with respect to Environmental Opportunities Fund.

The Advisory Contract provides that the Sub-Adviser shall not be subject to any liability to the Environmental Opportunities Fund or to the Manager or to any shareholder of the Environmental Opportunities Fund for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Sub-Adviser.

For services rendered, the Manager pays to the Sub-Adviser of the Environmental Opportunities Fund a fee based on a percentage of the average daily total net assets of the Environmental Opportunities Fund.

Currently, the contractually stated fees to be paid by the Manager to the Sub-Adviser is as follows:

Advisory Fee Rates
Pear Tree Essex Environmental Opportunities Fund	[ ]%

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Portfolio Managers

As of August 31, 2020, the Portfolio Managers were also responsible for the management of the following types of other accounts in addition to the Predecessor Fund:

William H. Page
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	7	$8.2	0	$0

Robert J. Uek
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	40	$94	0	$0

SAI-33

As of August 31, 2020, the Portfolio Managers’ ownership of the Predecessor Fund was as follows:

Portfolio Manager	Dollar Range of Fund Shares
William H. Page	$100,001 - $500,000
Robert J. Uek	$50,001 - $100,000

8

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Environmental Opportunities Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Environmental Opportunities Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Environmental Opportunities Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Environmental Opportunities Fund. In some cases, another account managed by a portfolio manager may compensate the investment sub-adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

SAI-34

Sub-Adviser Compensation Structure and Method Used to Determine Compensation

The Sub-Adviser’s yearly investment performance drives the Portfolio Managers’ incentive portion (“bonus”) of their compensation package. The Portfolio Managers’ bonus is based on their respective portfolios’ absolute, relative, and risk-adjusted performance over a one- and three-year time period. 75% of the evaluation is based on the pre-tax performance of the portfolios and 25% is based on teamwork, communication, and other subjective criteria.

As an added retention mechanism, the Sub-Adviser also offers ownership to both existing and prospective employees. The Sub-Adviser envisions granting ownership as an additional incentive to the employees who contribute greatest to the firm’s future success.

Finally, the Sub-Adviser is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

The Portfolio Managers may also carry on investment activities for their own account(s) and/or the accounts of immediate family members.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor

U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of the Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Pear Tree Funds’ shares pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific number of shares of the Pear Tree Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Pear Tree Funds.

Distribution Plan

Environmental Opportunities Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Environmental Opportunities Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Environmental Opportunities Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Environmental Opportunities Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Environmental Opportunities Fund pays the Distributor a monthly fee at the annual rate of 0.25 percent of the average daily net asset value of the Environmental Opportunities Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Environmental Opportunities Fund and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to Environmental Opportunities Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Environmental Opportunities Fund. All material amendments to the 12b-1 Plan as they relate to Environmental Opportunities Fund must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Environmental Opportunities Fund. The Trustees review quarterly a written report of the amounts so expended and the purposes for which such expenditures

SAI-35

were made. The 12b-1 Plans also terminate automatically upon assignment.

The Environmental Opportunities Fund is new and, therefore, has paid no 12b-1 fees. For the fiscal year ended August 31, 2020, the Predecessor Fund accrued $84 in expenses under its 12b-1 Plan.

SAI-36

Marketing and Intermediary Support Payments/Revenue Sharing Arrangements.

In addition to payments made by the Pear Tree Funds to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Manager may make payments to certain intermediaries or their affiliates, including the Distributor out of its own assets and not the Pear Tree Funds’ assets.

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (a) 0.30 percent of the average net asset value of Institutional Shares and R6 Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (b) 0.25 percent of the average net asset value of Ordinary Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record. In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.

The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Pear Tree Funds. In this regard, the Manager has established arrangements for the Pear Tree Funds to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40 percent under certain current arrangements) in the subject Pear Tree Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of the Pear Tree Funds, and any remainder is paid by the Manager out of its own assets (and not the Pear Tree Funds’ assets).

The Manager and the Distributor (“Pear Tree Affiliates”) make these payments from their own resources (and not out of the assets of the Pear Tree Funds), which include resources that derive from compensation for providing services to the Pear Tree Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of the Pear Tree Funds as set forth in the “Fees and Expenses” table in the Prospectus. These additional payments are described below. The Pear Tree Funds, the Manager and the Sub-Advisers do not consider an intermediary’s sales of Pear Tree Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Pear Tree Funds.

No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Pear Tree Fund shares. Neither the Manager nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pear Tree Funds over other mutual funds or cooperate with the Distributor’s promotional efforts. The receipt of additional compensation for Pear Tree Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of Pear Tree Fund shares through the financial intermediary’s distribution system. Pear Tree Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases, these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pear Tree Affiliates do. To the extent financial intermediaries sell more shares of the Pear Tree Funds or retain shares of the Pear Tree Funds in their clients’ accounts, Pear Tree Affiliates benefit from the incremental management and other fees paid to Pear Tree Affiliates by the Pear Tree Funds with respect to those assets.

Administrative and Processing Support Payments.

Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pear Tree Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

SAI-37

The same financial intermediary may receive payments under more than one arrangement described herein. Many financial intermediaries that sell shares of the Pear Tree Fund receive one or more types of these payments. A Pear Tree Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.

As of July 1, 2020, the Manager anticipates that the following financial intermediaries or their affiliates may receive revenue sharing payments as described in the Prospectus and this SAI:

Ascensus/EFC Financial Services

Benefit Plans Administrative Services

BMO Harris Bank

Charles Schwab & Co., Inc.

Edward Jones

Fidelity Institutional Operations Co

GWFS Equities, Inc.

Goldman, Sachs & Co John Hancock

J.P. Morgan

LPL Financial LLC Merrill Lynch

Morgan Stanley Smith Barney

MSCS Financial Services

National Financial Services LLC

Nationwide Financial Services

Pershing LLC

Raymond James Assoc.

Reliance Trust Company

T Rowe Price

TD Ameritrade

TD Ameritrade Trust Company

Trust Company of America/TC Advisors Network

UBS Financial Services

U.S. Bank N.A.

Vanguard Brokerage Services

Vanguard Retirement Services

Voya Retirement Insurance and Annuity Company

Please contact your financial intermediary for details about any payment it receives from Pear Tree Affiliates or the Pear Tree Funds, as well as about fees and/or commissions it charges.

SAI-38

OTHER SERVICE PROVIDERS TO THE PEAR TREE FUNDS

Custodian

UMB Bank n.a. (the “Custodian”) is the custodian of the Pear Tree Funds’ securities and cash. The Custodian is not affiliated with the Manager. The Custodian’s responsibilities include safekeeping and controlling the Pear Tree Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Pear Tree Funds’ investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Pear Tree Fund. The Custodian does not determine the investment policies of any Pear Tree Fund or decide which securities Environmental Opportunities Fund will buy or sell. The Pear Tree Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.

Co-Administrators

Pear Tree Advisors, Inc. (the “PT CO-Administrator”) serves as a co-administrator to the Pear Tree Funds and provides certain administrative services to the Pear Tree Funds under an Administration Agreement. Pursuant to the Administration Agreement, each Pear Tree Fund shall pay to the PT CO-Administrator an annual fee of 0.03% of net assets for which the manager acts as a co-administrator. Fund administration services are performed at the PO CO-Administrator’s offices at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

UMB Fund Services, Inc. (the “UMB CO-Administrator”) also serves as a co-administrator to the Pear Tree Funds and provides certain other administrative services to the Pear Tree Funds pursuant to an agreement. The UMB CO-Administrator is not affiliated with the Manager. Fund administration services are performed at the UMB CO-Administrator’s offices at 235 West Galena Street, Milwaukee, Wisconsin 53212.

Transfer Agent

Pear Tree Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each Pear Tree Fund. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. The Transfer Agent receives a base fee of 0.16 percent of average total net asset value of each class of shares of each Pear Tree Fund, other than R6 Shares. With respect to R6 Shares, the Transfer Agent receives a base fee of 0.01 percent of average total net asset value of Environmental Opportunities Fund attributable to R6 Shares. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing, and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. The Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of each Pear Tree Fund, for transaction processing, recordkeeping or shareholder services (up to 0.25 percent under certain current arrangements).

For example, Pear Tree Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Pear Tree Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Pear Tree Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Pear Tree Funds may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

SAI-39

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acted as the Predecessor Fund’s transfer agent, fund accountant, and administrator. For its transfer agency, fund accounting, and administrative services Ultimus received the following fees from the Predecessor Fund during the period shown:

Fiscal Year Ended	Fund Accounting	Administration Fees	Transfer Agency Fees
August 31, 2018	$36,578	$24,000	$18,000
August 31, 2019	$41,641	$27,000	$22,000
August 31, 2020	$43,275	$30,000	$24,000

SAI-40

Independent Registered Public Accounting Firm

[         ], is the independent registered public accounting firm for each Pear Tree Fund. The independent registered public accounting firm conducts an annual audit of the Pear Tree Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Pear Tree Funds as to matters of accounting and federal and state income taxation.

Counsel to the Independent Trustees and the Funds

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as counsel to Pear Tree Funds and the Independent Trustees.

SAI-41

PORTFOLIO TRANSACTIONS

Investment Decisions.

Investment decisions for each Pear Tree Fund are made by the Manager or the Sub-Adviser to such Fund with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

Transactions on stock exchanges and other agency transactions involve the payment by Environmental Opportunities Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by Environmental Opportunities Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for each Pear Tree Fund are placed, and securities for the Pear Tree Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Sub-Adviser for the Pear Tree Fund uses its best efforts to obtain for the Pear Tree Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Sub-Adviser, having in mind the Pear Tree Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for sub-advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such sub-advisers. Consistent with this practice, each Sub-Adviser and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Sub-Adviser place Environmental Opportunities Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-Adviser or the Manager in advising various of their clients (including the Pear Tree Fund), although not all of these services are necessarily useful and of value in advising the Pear Tree Fund. The fees paid to the Sub-Adviser by the Manager or paid to the Manager by the Pear Tree Fund are not reduced because the Sub-Advisers or the Manager receive such services.

As permitted by Section 28(e) of the 1934 Act, and by each Advisory Contract, the Manager or Sub-Advisers may cause the Pear Tree Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that 1940 Act) to the Manager or Sub-Advisers an amount of disclosed commission for effecting a securities transaction for the Pear Tree Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Sub-Advisers’ authority to cause Environmental Opportunities Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the Conduct Rules of FINRA and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Sub-Advisers may use broker-dealers who sell shares of the Pear Tree Funds to execute portfolio transactions for the Pear Tree Funds.

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Pursuant to conditions set forth in rules of the SEC, the Pear Tree Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Pear Tree Fund.

The following table provides information regarding brokerage commissions paid by the Predecessor Fund during the fiscal periods indicated.

Fiscal Year Ended	Brokerage Commissions Paid
August 31, 2018	$15,759
August 31, 2019	$13,303
August 31, 2020	$37,687

During the fiscal year ended August 31, 2020, the Sub-Adviser directed the following amounts in brokerage transactions to brokers on the basis of research services provided by such brokers to the Predecessor Fund:

Total Transactions	Total Commissions
$17,913,470	$34,635

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted, on behalf of the Pear Tree Funds, policies and procedures relating to disclosure of the Pear Tree Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Pear Tree Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Confidential Dissemination to Outside Parties

•	The Manager or a Sub-Adviser may disclose the Pear Tree Funds’ portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:

°	there is a legitimate business purpose for the disclosure; and

°	the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.

•	A legitimate business purpose includes disseminating or providing access to portfolio information to:

°	the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;

°	a newly hired sub-adviser prior to the sub-adviser commencing its duties;

°	the sub-adviser of Environmental Opportunities Fund that will be the surviving Pear Tree Fund in a merger; and

°	firms that provide pricing services, proxy voting services and research and trading services.

•	The confidentiality agreement must contain the following provisions:

°	The Pear Tree Fund’s portfolio information is the confidential property of the Pear Tree Fund and may not be used for any purpose except in connection with the provision of services to the Pear Tree Fund;

°	The information may not be traded upon; and

°	The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to

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keep and treat such information as confidential.

Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
UMB Bank, n.a.	Custodian, Pricing Agent	Daily	None
Tait, Weller & Baker LLP	Audit	As needed	None
Sullivan & Worcester LLP	Legal	As needed	None
ISS Governance	Proxy Voting	Daily	None
Advent	Portfolio Reconciliation	Daily	None
Electra	Portfolio Reconciliation	Daily	None
Omgeo Tradesuite System	Portfolio Reconciliation	Daily	None
AbelNoser	Liquidity Management	Daily	None

•	The information that may be disseminated to such outside parties is limited to information that the Sub-Adviser believes is reasonably necessary in connection with the services to be provided by the recipient.

•	Non-public portfolio information may not be disseminated for compensation or other consideration.

•	The Trust’s Chief Compliance Officer, General Counsel, principal executive or principal accounting officer, or persons designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures.

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•	Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trustees at its next regularly scheduled meeting.

Dissemination within the Manager and Sub-Advisers

•	Dissemination of nonpublic portfolio information to employees of the Manager and Sub-Advisers shall be limited to those persons:

°	who are subject to a duty to keep such information confidential; and

°	who need to receive the information as part of their duties.

Dissemination to Shareholders

•	As a general matter, the Trust disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.

Shareholder Reports. The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders. These reports must be mailed within 60 days after the end of the reporting period. These reports are filed with the SEC.

Form N-Port (formerly Form N-Q). The Trust is required to file for each Pear Tree Fund its complete portfolio holdings as an exhibit to Form N-Port as of the close of the first and third quarters of each year. The reports must be filed with the SEC not later than 60 days after the close of the quarter. Copies of the Trust’s Form N-Port are available on the SEC’s website at www.sec.gov.

On the Trust’s website www.peartreefunds.com. Pear Tree Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.

Periodic Review

Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Trustees, including a review of any exceptions permitted under the policy.

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SHARES OF THE TRUST

Pear Tree Fund Shares, Generally

The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into six series of shares, each comprised of three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. There are no rights of conversion between shares of different Pear Tree Funds granted by the Second Amended and Restated Agreement and Declaration of Trust, but holders of shares of a class of Environmental Opportunities Fund may exchange all or a portion of their shares for shares of a like class in another Pear Tree Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Pear Tree Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Pear Tree Fund and (ii) when the Trustees of the Trust have determined that a matter affects only the interest of one or more the Pear Tree Funds, then only holders of shares of such Pear Tree Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Pear Tree Fund and filed with the Pear Tree Fund or by a vote of the holders of two-thirds of the outstanding shares of each Pear Tree Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10 percent of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Pear Tree Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Pear Tree Fund or Trust are entitled to receive the net assets of their Pear Tree Fund, but not of the other Pear Tree Funds. Shareholders have no preemptive rights. The Pear Tree Funds’ fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Pear Tree Funds. However, the Second Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pear Tree Funds or the Trustees. The Second Amended and Restated Agreement and Declaration of Trust provides for indemnification out of Environmental Opportunities Fund’s property for all loss and expense of any shareholder of that Pear Tree Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Pear Tree Fund of which he was a shareholder would be unable to meet its obligations.

Code of Ethics

The Trust, the Manager, the Sub-Adviser and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Pear Tree Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

How to Invest

The procedures for purchasing shares of the Pear Tree Fund are summarized in the Prospectus under the caption HOW

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TO PURCHASE.

Pear Tree Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Pear Tree Funds’ behalf. Environmental Opportunities Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Pear Tree Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Pear Tree Fund.

Exchange of Securities for Shares of the Pear Tree Funds.

Applications to exchange common stocks for Pear Tree Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by Environmental Opportunities Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of Environmental Opportunities Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Pear Tree Funds and must be delivered to the Pear Tree Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

Open Account System.

Under the Pear Tree Funds’ Open Account System all shares purchased are credited directly to your account in the designated Pear Tree Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

(1)	You may make additional investments in Environmental Opportunities Fund by sending a check in U.S. dollars (made payable to “Pear Tree Funds”) to the Pear Tree Funds, by wire, or by online ACH transactions, as described under HOW TO PURCHASE in the Prospectus.

(2)	You may select one of the following distribution options which best fits your needs.

•	REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.

•	INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.

•	CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of Environmental Opportunities Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

(1)	You will receive a confirm setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of Environmental Opportunities Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

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Tax Deferred Retirement Plans.

Accounts Offered by Pear Tree Funds. The Pear Tree Funds offer tax-deferred accounts, for which UMB Bank, n.a. acts as custodian, including:

•	Traditional Individual Retirement Accounts (IRAs);

•	Roth IRAs; and

•	Simplified Employee Pension plans (SEP-IRAs).

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of these kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible. However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Pear Tree Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.

Other Retirement Plans. Pear Tree Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit-sharing plans, including 401(k) plans.

How to Exchange

The procedures for exchanging shares of one Pear Tree Fund for those of another Pear Tree Fund are also described in the Prospectus under HOW TO EXCHANGE.

An exchange involves a redemption of all or a portion of shares of one class of Environmental Opportunities Fund and the investment of the redemption proceeds in shares of a like class in another Pear Tree Fund. The redemption will be made at the per share net asset value of the particular class of shares of Environmental Opportunities Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of Environmental Opportunities Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Pear Tree Fund being acquired in accordance with the customary policy of that Pear Tree Fund for accepting investments.

The exchange of shares of one class of Environmental Opportunities Fund for shares of a like class of another Pear Tree Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Pear Tree Funds may discontinue offering shares of any Pear Tree Fund or any class of any Pear Tree Fund generally or in any particular State without notice to shareholders.

How To Redeem

The procedures for redeeming shares of the Pear Tree Fund are described in the Prospectus under “How to Redeem,” below

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is received and in good order and processed; however, the Pear Tree Funds reserve the right to take up to seven days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Pear Tree Funds reserve the right not to honor the redemption request until the check or monies have been collected.

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The Pear Tree Funds will normally redeem shares for cash, however, the Pear Tree Funds reserve the right to pay the redemption price wholly or partially in kind if the Trustees determine it to be advisable and in the interest of the remaining shareholders of Environmental Opportunities Fund. The redemptions in kind will be selected by the Manager or Sub-Adviser in light of the Pear Tree Fund’s objective and will not generally represent a pro rata distribution of each security held in the Pear Tree Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Pear Tree Funds shall redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1 percent of the total net asset value of the Pear Tree Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation,” below.

Shareholders are entitled to redeem all, or any portion of the shares credited to their accounts by submitting a written request for redemption to the Pear Tree Funds. Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Pear Tree Funds may require additional documentation of a customary nature. Shareholders who have authorized the Pear Tree Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Pear Tree Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Pear Tree Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Pear Tree Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

Excessive Trading

The Pear Tree Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Pear Tree Funds. See “Excessive Trading” in the Prospectus for more information on the Pear Tree Funds’ policies.

Calculation of Net Asset Value

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Pear Tree Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, Environmental Opportunities Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.

Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. The Pear Tree Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Pear Tree Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Pear Tree Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

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The fair value of any restricted securities from time to time held by Environmental Opportunities Fund is determined by its Sub-Adviser in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Pear Tree Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Pear Tree Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of Environmental Opportunities Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:00 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Pear Tree Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:00 p.m. Eastern time which will not be reflected in the computation of the Pear Tree Funds’ net asset value. If events materially affecting the value of the Pear Tree Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Manager in accordance with procedures approved by the Trustees.

Expenses of the Pear Tree Funds directly charged or attributable to any Pear Tree Fund will be paid from the assets of that Pear Tree Fund. 12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Pear Tree Funds in accordance with the 12b-1 Plan. General expenses of the Pear Tree Funds will be allocated among and charged to the assets of the respective Pear Tree Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Pear Tree Fund or Class.

Price of Shares

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Pear Tree Fun dafter the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Pear Tree Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of Environmental Opportunities Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the New York Stock Exchange closes at 1:00 p.m., Environmental Opportunities Fund’s share price would still be determined as of 4:00 p.m. Eastern time.

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Distributions

Each Pear Tree Fund will be treated as a separate entity for federal income tax purposes (see “Taxation,” below) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Pear Tree Fund basis.

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TAXATION

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Pear Tree Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences and cannot address the particular circumstances of any individual shareholder. Accordingly, potential shareholders are advised to consult their personal tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pear Tree Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive. This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.

Each Pear Tree Fund intends to elect each year to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As described below, for so long as Environmental Opportunities Fund continues to qualify as a RIC, such Fund generally will not be subject to taxation at the Pear Tree Fund level on the investment company taxable income (before the dividends paid deduction) and the net capital gains that it distributes to its shareholders.

In addition to making an affirmative election to be taxed as a RIC, each Pear Tree Fund must meet the requirements set forth in Code section 851 with respect to its (a) sources of income, (b) diversity of holdings and (c) minimum distributions to its shareholders, each as described below.

Environmental Opportunities Fund will meet the income test if it derives at least 90 percent of its gross income from the following sources in each taxable year: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code).

The diversity of holdings requirement is met if at the end of each quarter of each taxable year (i) at least 50 percent of the market value of the Pear Tree Fund’s total assets consists of a combination of cash and cash equivalents, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the Pear Tree Fund’s total assets and not more than 10 percent of the outstanding voting securities of such issuer and (ii) not more than 25 percent of the market value of the Pear Tree Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Pear Tree Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ’‘qualified publicly traded partnerships’’ (as defined in the Code).

The minimum distribution requirement is met if the Pear Tree Fund distributes to its shareholders each taxable year at least the sum of (i) 90 percent of the Pear Tree Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90 percent of the Pear Tree Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).

As a RIC, Environmental Opportunities Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Pear Tree Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax unless the Pear Tree Fund distributes at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year plus at least 98.2 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Pear Tree Fund in October, November or December with a record date in such a month and paid by Environmental Opportunities Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Pear Tree Fund intends to make its distributions in accordance with the calendar year distribution requirement.

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If, in any taxable year, Environmental Opportunities Fund fails to qualify as a RIC and be accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Pear Tree Fund in computing its taxable income. In addition, the Pear Tree Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders. Moreover, the Pear Tree Fund would not be required to make any distributions to its shareholders. If Environmental Opportunities Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC in any subsequent year. Moreover, if the Pear Tree Fund failed to qualify as a RIC for a period greater than one taxable year, the Pear Tree Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Pear Tree Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions paid out of Environmental Opportunities Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic corporations and qualified foreign corporations. For an individual shareholder to benefit from the lower tax rate on qualified dividends (either 15 percent or 20 percent, depending on income levels), the shareholder must hold shares in the Pear Tree Fund, and the Pear Tree Fund must hold shares in the dividend-paying corporation, at least 61 days before the date on which the shareholder or the Pear Tree Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Pear Tree Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. If a portion of Environmental Opportunities Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Pear Tree Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Pear Tree Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Pear Tree Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by Environmental Opportunities Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Pear Tree Fund. If Environmental Opportunities Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by Environmental Opportunities Fund is exercised, thereby requiring the Pear Tree Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by Environmental Opportunities Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the option. If the option that is purchased by Environmental Opportunities Fund expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option that is purchased by Environmental Opportunities Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which Environmental Opportunities Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by Environmental Opportunities Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Pear Tree Fund may result in “straddles” for U.S. federal income

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tax purposes. The straddle rules may affect the character of gains (or losses) realized by Environmental Opportunities Fund. In addition, losses realized by the Pear Tree Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to Environmental Opportunities Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by Environmental Opportunities Fund which is taxed as ordinary income when distributed to shareholders. Each Pear Tree Fund may make one or more of the elections available under the Code which are applicable to straddles. If Environmental Opportunities Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to Environmental Opportunities Fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, Environmental Opportunities Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Pear Tree Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Pear Tree Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Unless certain constructive sale rules (discussed above) apply, Environmental Opportunities Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Pear Tree Fund held the security used to close the short sale. In addition, the Pear Tree Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Pear Tree Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities have been held for more than twelve months. Similarly, if Environmental Opportunities Fund enters into a short sale of property that becomes substantially worthless, the Pear Tree Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time Environmental Opportunities Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Pear Tree Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of Environmental Opportunities Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of Environmental Opportunities Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Pear Tree Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If Environmental Opportunities Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Pear Tree Fund may be subject to U.S. federal income

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taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Pear Tree Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Pear Tree Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Pear Tree Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Pear Tree Fund’s investment company taxable income and, accordingly, would not be taxable to the Pear Tree Fund to the extent distributed by the Pear Tree Fund as a dividend to its shareholders. Alternatively, Environmental Opportunities Fund may elect to mark-to-market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. Environmental Opportunities Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, if the foreign investment company agrees to provide the necessary information.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Pear Tree Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to Environmental Opportunities Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

Income received by Environmental Opportunities Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50 percent of the value of Environmental Opportunities Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Pear Tree Fund will be eligible and may elect to “pass-through” to the Pear Tree Fund’s shareholders the amount of foreign income and similar taxes paid by the Pear Tree Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Pear Tree Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to apply the amount of foreign taxes as a foreign tax credit against his or her U.S. Federal income taxes attributable to such foreign income, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.

Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income. For this purpose, if Environmental Opportunities Fund makes the election described in the preceding paragraph, the source of the Pear Tree Fund’s income flows through to its shareholders. With respect to the Pear Tree Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Pear Tree Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of Environmental Opportunities Fund are held by the Pear Tree Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if Environmental Opportunities Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers to determine the impact of the credit on their personal tax situations.

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Environmental Opportunities Fund may be required to withhold U.S. federal income tax at the rate of 24 percent of all taxable distributions payable to a shareholder who fails to provide the Pear Tree Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service (the “IRS”) that he or she is subject to backup withholding or who has furnished an incorrect taxpayer identification number to the Pear Tree Fund and the Pear Tree Fund has been notified by the IRS of the error. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Pear Tree Fund shareholders may be subject to state, local and foreign taxes on their Pear Tree Fund distributions. In many states, Pear Tree Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Pear Tree Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in Environmental Opportunities Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in Environmental Opportunities Fund. Further, the Pear Tree Funds from time-to-time may make certain types of investments whose tax consequences are not addressed in this brief summary.

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PROXY VOTING POLICIES

The Trustees have adopted Proxy Voting Policies and Procedures on behalf of the Pear Tree Funds which delegates responsibility for voting proxies to the Manager, subject to the Trustees’ continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Sub-Advisers that actually manage the assets of the Pear Tree Fund. The Manager and the Sub-Advisers have their own proxy voting policies and procedures, which the Trustees have reviewed. The Manager’s and the Sub-Advisers’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Pear Tree Funds and that the Manager or the Sub-Advisers will act in a prudent and diligent manner for the benefit of the Pear Tree Funds. The Manager’s and the Sub-Advisers’ policies and procedures include specific provisions to determine when a conflict exists between the interests of Environmental Opportunities Fund and the interests of the Manager or the Sub-Advisers, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Pear Tree Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021 will be available without charge on the Pear Tree Funds website (www.peartreefunds.com), upon request by contacting the Pear Tree Funds or via the Securities and Exchange Commission website at www.sec.gov.

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FINANCIAL STATEMENTS

The financial statements and the report of the [        ], Independent Registered Public Accounting Firm, required to be included in the Statement of Additional Information are incorporated herein by reference to the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2020 (File No. 811-21237).

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APPENDIX A

PROXY VOTING POLICIES

1	Proxy Voting Policies of Pear Tree Funds (all Pear Tree Funds)

PEAR TREE FUNDS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted: July 23, 2003, Amended: August 1, 2011)

I.	Pear Tree Funds’ Policy Statement

Pear Tree Funds is firmly committed to ensuring that proxies relating to Pear Tree Funds’ portfolio securities are voted in the best interests of Pear Tree Funds’ shareholders. The following policies and procedures have been established to implement Pear Tree Funds’ proxy voting program.

II.	Trust’s Proxy Voting Program

Pear Tree Advisors serves as the investment manager of Pear Tree Funds’ portfolios. Pear Tree Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Pear Tree Funds has delegated proxy voting responsibility to Pear Tree Advisors. Because Pear Tree Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Pear Tree Funds’ proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Pear Tree Funds’ experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.	Pear Tree Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Pear Tree Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Pear Tree Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV.	Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.	Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Pear Tree Funds and Pear Tree Advisors, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C.	Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

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D.	Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.	Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.	Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Pear Tree Funds and Pear Tree Advisors such information and records with respect to proxies relating to Pear Tree’s portfolio securities as required by law and as Pear Tree Funds or Pear Tree Advisors may reasonably request.

V.	Disclosure of Pear Tree’s Proxy Voting Policies and Procedures and Voting Record

Pear Tree Advisors, on behalf of Pear Tree Funds, will take reasonable steps as necessary to seek to ensure that Pear Tree Funds complies with all applicable laws and regulations relating to disclosure of Pear Tree’s proxy voting policies and procedures and its proxy voting record. Pear Tree Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Pear Tree Funds’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.	Reports to Pear Tree’s Board of Trustees

Pear Tree Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Pear Tree Funds’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities and any other information requested by the Board of Trustees.

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2.	Proxy Voting Policies of Pear Tree Advisors, Inc. (all Pear Tree Funds)

PEAR TREE ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

(1/01/15)

Pear Tree Advisors serves as the investment adviser to the series of the Pear Tree Funds (each a “Fund” and together the “Funds”). In that capacity Pear Tree Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Pear Tree Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I.	POLICY

In the typical course of Pear Tree Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.

In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Pear Tree Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Pear Tree Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.

II.	RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Pear Tree Advisors will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III.	PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Pear Tree Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.

Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

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IV.	CONFLICTS OF INTEREST

Pear Tree Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A.	Identifying Conflicts of Interest

The Proxy Committee will seek to identify Pear Tree Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Pear Tree Advisors’ senior management. The Proxy Committee may determine that Pear Tree Advisors has a conflict of interest as a result of the following:

1.	Significant Business Relationships — The Proxy Committee will consider whether the matter involves an issuer or proponent with which Pear Tree Advisors, its members, officers or employees have a significant business relationship. Pear Tree Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Pear Tree Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

2.	Significant Personal or Family Relationships — The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Pear Tree Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Pear Tree Advisors votes the proxy. Employees of Pear Tree Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Pear Tree Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B.	Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Pear Tree Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Pear Tree Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C.	Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Pear Tree Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

•	fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Pear Tree Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•	vote on the proposal and, in consultation with the Compliance Officer, detail how Pear Tree Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

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D.	Documenting Conflicts of Interest

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Pear Tree Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Pear Tree Advisors.

V.	RECORDKEEPING AND DISCLOSURE

Pear Tree Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

•	a copy of these proxy voting policies and procedures, including all amendments hereto;

•	a copy of each proxy statement received regarding Fund securities, provided, however, that Pear Tree Advisors may rely on the proxy statement filed on EDGAR as its record;

•	a record of each vote Pear Tree Advisors casts on behalf of the Funds;

•	a copy of any document created by Pear Tree Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

•	a copy of any written response by Pear Tree Advisors to any Fund request for information on how Pear Tree Advisors voted proxies on behalf of the requesting Fund.

Pear Tree Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Pear Tree Advisors voted their securities. Information about how the Funds securities were voted or a copy of Pear Tree Advisors’ proxy voting policies and procedures free of charge by written request addressed to Pear Tree Advisors.

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3.	Proxy Voting Policies of Essex Investment Management, LLC

Essex Investment Management Company, LLC

Proxy Voting Policy

7/31/2017

Introduction	Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients’ portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client’s investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client’s proxies.

Voting Agent	Essex has contracted with an independent third party, RiskMetrics Group which merged with Institutional Shareholders Services (“ISS”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. The third-party voting agent specializes in providing a variety of fiduciary-level services related to proxy voting and researches proxy issues independent from Essex executed votes.

Essex has adopted the third-party’s proxy voting policy guidelines as its own and votes Essex’s clients’ proxies (for those clients over which it has proxy voting authority) according to those policy guidelines. Essex has adopted the third party’s custom voting policies to currently include but not be limited to the ISS Benchmark Policy and the ISS Sustainability Policy. The appropriate proxy guidelines (as chosen by Essex as they align to the client’s strategy and/or client’s legal entity status) are to be utilized by Essex for our client base for all U.S. and Global proxies.

Details of the third party’s proxy voting policy guidelines are available upon request.

In extraordinary circumstances, Essex’s Proxy Voting Committee (“Committee”) and CCO may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee

Essex’s Proxy Voting Committee, which is a subcommittee of the Compliance and Operating Risk Committee, is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex’s clients), the third party’s proxy voting policies as Essex’s own proxy voting policies.

Any changes to the third party’s voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Documentation of the annual Committee meeting and its results, including any annual due diligence of ISS to ensure they continue to have the capacity and competency to adequately analyze proxy issues, will be reduced to writing by the CCO in the form of a summary and/or minutes.

Securities on Loan and	In general, unless otherwise directed by the client, Essex will make reasonable efforts to vote

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Share Blocking

client proxies in accordance with the proxy voting recommendations of the proxy agent.

Essex generally does not vote proxies for securities on loan. Some clients may participate in client-directed security lending programs, which require a recall of the loaned securities to properly assign voting rights to the lender. Because of these administrative considerations, Essex may not receive adequate notice of a proxy voting solicitation to arrange a recall of shares through the client’s custodian or other intermediary in time to vote the proxies.

Essex may decline to vote proxies if to do so would cause a restriction to be placed on Essex’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Essex may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Conflicts of Interest

As noted, Essex has an agreement with a third party as an independent proxy voting agent and Essex has adopted the third party’s proxy voting policies. The adoption of the third party’s proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where the third party itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex’s clients’ behalf. In those situations, the third party will fully or partially abstain from voting and Essex’s Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s CCO must approve any decision made on such vote prior to the vote being cast.

Essex’s Committee and CCO will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from the third party. In both of the preceding circumstances, the Committee and Essex’s CCO will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict. Essex’s Committee and CCO will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from the third party.

In both of the preceding circumstances, the Committee and Essex’s CCO will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.

How to Obtain Voting Information	Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex’s full proxy voting policy and procedures by calling Essex at (617) 342-3200 or emailing Essex at proxyvoting@essexinvest.com.

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PART C

OTHER INFORMATION

ITEM 15.	Indemnification

Pear Tree Funds (the “Registrant”) incorporates herein by reference the response to Item 30 of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2021 with Post-Effective Amendment No. 75.

ITEM 16.	Exhibits

1.	Second Amended and Restated Declaration of Trust of Registrant dated May 26, 2011 (incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on June 1, 2011)

2.	Amended and Restated By-Laws of the Trust dated October 22, 2008 (incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on August 1, 2009)

3.	Not applicable

4.	Agreement and Plan of Reorganization – included in Part A as Appendix A

5.	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibits 1 and 2, above.

6.	Copies of Investment Advisory Contracts:

(a)	Amended and Restated Management Contract between the Trust and Quantitative Investment Advisors, Inc. (currently known as Pear Tree Advisors, Inc., the “Manager”) dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008)

(b)	Sub-Advisory Contract between the Manager and Essex Investment Management Company, LLC relating to Pear Tree Essex Environmental Fund dated [ ], 2021 – to be filed by amendment

7.	Copies of Underwriting and Distribution Agreements, Dealer Agreements:

(a)	Restated Distribution Agreement between Registrant and U.S. Boston Capital Corporation dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008)

(b)	Amendment dated November 30, 2017 to the Restated Distribution Agreement dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on February 6, 2017)

(c)	Form of Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on July 27, 2007)

(d)	Form of Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A filed on July 31, 2014)

8.	Not applicable

9.	Custody Agreement between UMB Bank, N.A. and the Trust, dated March 19, 2020 (incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement August 3, 2020)

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10.	Copies of Rule 12b-1 Plans, Rule 18f-3 Plans, and related agreements:

(a)	Distribution Plan pursuant to Rule 12b-1 (Ordinary Shares) is included as an exhibit to the Restated Distribution Agreement between Registrant and U.S. Boston Capital Corporation dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on February 6, 2017)

(b)	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement February 6, 2017)

11.	Opinion and Consent of Counsel Regarding Legality of Shares to be Issued – filed herewith

12.	Draft Opinion (and Consent) of Counsel on Tax Matters – filed herewith

13.	Other Material Contracts

(a)	Administration Agreement dated November 1, 2008 (incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on August 1, 2009)

(b)	Administration and Fund Accounting Agreement between UMB Fund Services, LLC and the Trust dated March 19, 2020 (incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement August 3, 2020)

(c)	Amended and Restated Transfer Agent and Service Agreement between Registrant and Pear Tree Institutional Services, a division of the Manager, dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008)

14.	Consent of Cohen & Company, Ltd. – filed herewith

15.	Not applicable

16.	Powers of Attorney of the Trustees of the Registrant (incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement June 2, 2020)

17.	Form of Proxy Card – filed herewith

ITEM 17.	Undertakings

1.	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this Registrant Statement on Form N-14 has been duly signed by the Registrant in the Town of Lincoln and the Commonwealth of Massachusetts, on the 18th day of June 2021.

PEAR TREE FUNDS

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

/s/ Willard L. Umphrey		President and Trustee	June 18, 2021
Willard L. Umphrey		(Principal Executive Officer)

/s/ Leon Okurowski		Treasurer	June 18, 2021
Leon Okurowski		(Principal Financial Officer)

/s/ Robert M. Armstrong	*	Trustee	June 18, 2021
Robert M. Armstrong

/s/ John M. Bulbrook	*	Trustee	June 18, 2021
John M. Bulbrook

/s/ William H. Dunlap	*	Trustee	June 18, 2021
William H. Dunlap

/s/ Clinton S. Marshall	*	Trustee	June 18, 2021
Clinton S. Marshall

*By:	/s/ Willard L. Umphrey
Willard L. Umphrey

*Pursuant to Power of Attorney

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

11.	Opinion and Consent of Sullivan & Worcester LLP Regarding Legality of Shares to be Issued

12.	Draft Opinion of Sullivan & Worcester LLP on Tax Matters

14.	Consent of Cohen & Company, Ltd.

17.	Form of Proxy Card